EXHIBIT 10.11


                              Investment Agreement

                          (hereinafter the "Agreement")

              Made and entered into this ________ day of May, 2000

                                    Between

Organitech  Ltd, an Israeli  private  company  existing under the laws of Israel
Address: P.O.Box 212 Nesher 36601, Israel (The "Company")

And

Incubate This, Inc., a company duly incorporated under the laws of the State of Colorado Address: 265 Sunrise Ave Palm Beach, Florida 33480 (The"Investor")

WHEREAS the Company was formed according to the Founders Agreement dated June 27, 1999, attached hereto as Exhibit A and was duly registered on July 4, 1999, under the laws of the State of Israel; and

WHEREAS the Company is engaged in a project for research and development of "Machines for Automatic Growing of Lettuce", approved by the Office of the Chief Scientist of the Ministry of Industry and Trade (the "OCS") as more fully set forth in Exhibit B; and

WHEREAS the Company desires to receive an equity investment; and

WHEREAS the Investor desires to make an equity investment in the Company against the issuance to the Investor of Series A Preferred Shares of the Company;

NOW THEREFORE THE PARTIES HAVE AGREED AS FOLLOWS:

1. Preamble and Exhibits

The preamble and all Exhibits to this Agreement form an integral part hereof.

2. Purchase of Preferred Shares; Closing

     2.1 In consideration for the issuance by the Company to the Investor of an aggregate of twelve thousand four hundred sixty (12,460) Series A Preferred Shares of the Company of a nominal value of NIS 0.01 each (the "Preferred Shares") at a price per Preferred Share of approximately eighty US Dollars and twenty five US Cents (US$80.25) or an aggregate of One Million Dollars US (US$1,000,000) (hereinafter the "Original Purchase Price" or the "Investment") based on a pre-investment Company value of Ten Million Dollars US (US$10 Million), on a fully diluted basis immediately following such issuance giving effect to the ninety-seven thousand one-hundred forty-three (97,143) issued and outstanding ordinary shares and the fifteen thousand (15,000) ordinary shares reserved for issuance pursuant to an employee share incentive plan (hereinafter the "Employee Share Incentive Plan"), the Investors shall invest in the Company and pay to it the Investment, upon the receipt by the Company of all necessary authorizations, approvals, consents or waivers, as provided in this Agreement, to be paid as follows:


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          2.1.1 One Million US Dollars  (US$1,000,000)  (which sum shall include the US100,000 previously paid by the Investor to the Company) at a closing (the "Closing") to be held at the offices of NATHAN MEIR & CO., ADVOCATES
     SHAUL MAHELECH BLVD & TEL.AVIV at   p.m. on __________________(the "Closing
     Date"), or such other time as shall be mutually agreed upon by the parties, against the issuance to the Investor of twelve thousand four hundred sixty (12,460) Preferred Shares.

          2.2 At the Closing, the following transactions shall occur, which transactions shall be deemed to take place simultaneously and no transaction shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered:

          2.2.1 The Company shall deliver to the Investor the following documents:

               (4) Resolutions of the Company's shareholders in the form attached hereto as Schedule 2.2.1(a)A by which the Articles of Association of the Company were replaced with the Amended and Restated Articles of Association attached hereto as Schedule 2.2.1(a)B (the "Amended Articles"), by which 500,000 authorized but unissued Ordinary Shares have been converted into Preferred Shares and by which the Memorandum of Association of the Company was amended as set forth in such resolutions, together with a duly completed notice of such changes to the Israeli Registrar of Companies;

               (5) True and correct copies of resolutions of the Company's Board of Directors issuing and allotting the Preferred Shares to the Investor against payment of the purchase price therefor, in the form attached hereto as Schedule 2.2.1(b), together with a duly completed notice of such issuance to the Israeli Registrar of Companies and a copy of check in full payment of the stamp duty on the issuance of the Preferred Shares;

               (6) Validly executed share certificates covering the Preferred Shares, issued in the name of the Investor, in the form attached hereto as Schedules 2.2.1(c);

               (7) A certificate duly executed by an executive officer of the Company, dated as of the date of the Closing, in the form attached hereto as Schedule 2.2.1(d) (the "Compliance Certificate").

               (8) An Opinion of Avi Goldsobel, Advocate, counsel to the Company, in the form attached hereto as Schedule 2.2.1(e) (the "Opinion"), dated as of the date of the Closing.

               (9) Warrants to the Investor to purchase ____________ Preferred Shares (the "Preferred Shares Warrants") pursuant to the terms and conditions of Section __ below, and warrant certificates attached hereto as Schedules 22.1through 22.5(the "Warrants").

          2.2.2 As soon as practicable following the Closing, and no later than 21 days thereafter, the Company shall register the issuance and allotment of the Preferred Shares to the Investor in the Shareholders Register of the Company which shall be in the form of Schedule 2.2.2.

          2.2.3 The Investor shall cause the transfer to the Company of the Investment for the Shares being issued to it by wire transfer, banker's check, or such other form of payment as is mutually agreed by the Company and the Investor.



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          2.2.4 Report of the issuance of the  Preferred  Shares shall be timely and accurately made to the Registrar of Companies. The Company shall bear all stamp tax due in connection with the issuance of shares to the Investor hereunder.

3. Rights to Certain Future Adjustments.

     3.1 Until an IPO, in the event that, following the Closing, the Company shall issue Additional Shares at a price per share (the "Lower Price") which is lower than the Original Purchase Price per share paid by the Investors hereunder, adjusted for share splits, share combinations, share dividends and other recapitalization events, then the Investor shall be entitled to receive additional Preferred Shares in an amount such that the Investor shall have received a total number of Preferred Shares equivalent to what it would have received by investing the same dollar amount in such later offering rather then his Investment, all as more fully set forth in the Amended Articles. For the purposes hereof "Additional Shares" shall mean any shares of the Company whether now authorized or not, and rights, options or warrants to purchase such shares, and shares of any type whatsoever that are, or may become, convertible into such shares; provided that the term "Additional Shares" shall not include: (i) shares issued upon conversion of Preferred Shares; (ii) shares issued upon exercise of any currently outstanding warrants and options; and (iii) shares issued to employees, officers or directors of the Company pursuant to any stock option or incentive plan approved by the Company's board of directors and subject to
Section 17.1.10.

     3.2 The rights granted in Section 3.1 above shall apply to the Investment and to Warrants A-D set forth in Section 22 below.

     3.3 To avoid doubt, the rightsd granted in Section 3.1 above shall not apply to Warrant E.

4. Preemptive Rights

Should the Company, at any time prior to an IPO, wish to issue Additional Shares to a third party (other than shares issued pursuant to the Employee Option Plan, the Warrants and Ordinary Shares issuable upon conversion of the Preferred Shares), the holders of the Preferred Shares, the Ordinary Shares and/or the holder's transferees shall each have the preemptive right to purchase its pro-rata share of such Additional Shares on a fully diluted basis, all as more fully set forth in the Amended Articles.

5. Transfer of Shares

     5.1 Right of First Refusal. In every sale or transfer, voluntary or involuntary, of securities in the Company by any shareholder (hereinafter the "Offeror"), the Offeror shall be obligated to offer them first to the other shareholders under identical terms to which the proposed sale or transfer is subject, all as more fully set forth in the Amended Articles. This obligation shall not apply to the transfer of shares to Permitted Transferees as that term is defined in the Amended Articles.

     5.2 Co-Sale. Until an IPO, if the right of first refusal pursuant to 5.1 above is not exercised and if at any time Mr. Lior Hessel (hereinafter the "Founder") or his transferees (hereinafter the "Selling Shareholder"), intends to sell shares equal to or exceeding in the aggregate of 10% of the shares of the Company, the Selling Shareholder shall so notify the Investor in writing. The Investor shall have


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the right to participate in such sale by the Selling  Shareholder  such that the purchaser thereof shall purchase shares from the Investor pro-rata to its percentage of ownership of shares in the Company, as more fully set forth in the Amended Articles.

     5.3 Prior to the earlier of (a) an initial firmly underwritten public offering of the Company's Ordinary Shares pursuant to an effective registration statement under the United States Securities Act of 1933, as amended, or equivalent law of another jurisdiction (the "IPO"); or (b) a merger or consolidation of the Company with or into another corporation, or a sale of substantially all of the Company's shares (collectively, including an IPO, referred to as an "Exit") ; or (c) the date which is 18 months following the date of the Closing; the Founder shall not sell, transfer, assign, pledge or otherwise dispose of ("Transfer") any of his shares in the Company without written approval of the Investor.

6. Bring Along Enforcement

In the event that, prior to an IPO, an offer is made to the shareholders by a third party to purchase 75% or more of the issued share capital (hereinafter "Acquisition Offer") and shareholders (hereinafter "Agreeing Shareholders") holding 75% or more of the issued share capital agree to and approve the said Acquisition Offer, and such Acquisition Offer is conditional upon the sale of a number of shares of the Company exceeding the number of shares held by the Agreeing Shareholders, the other shareholders of the Company shall be obligated to participate and sell to such offeror an amount of their shares sufficient to cover such difference, on a pro-rata basis between them.

7. Conversion of Preferred Shares

The holders of the Preferred Shares shall have the right to convert the Preferred Shares, at any time, into Ordinary Shares. The conversion rate shall be 1:1 subject to adjustments as provided in this Agreement.

8. Automatic Conversion of Preferred Shares

The Preferred Shares shall be automatically converted into Ordinary Shares, at the then applicable conversion prices (i) in the event that the holders of at least seventy five percent (75%) of the outstanding Preferred Shares consent to such conversion, or (ii) upon the closing of an Exit as that term is defined in
Section 5.3 above.

9. Board of Directors

     9.1 Until an IPO, the Board of Directors shall consist of not more than seven (7) members.

     9.2 As of the Closing, the holders of a majority of the Preferred Shares shall have the right to appoint, remove and replace one (1) director to the Board of Directors of the Company. The holders of a majority of the Preferred shares shall have the right to appoint, remove and replace two (2) directors to the Board of Directors of the Company upon their investment of an additional two million US Dollars (US$2,000,000) into the Company.

     9.3 D.G.  Pizza Ltd.  shall be entitled to appoint,  remove and replace one
(1) director to the Board of Directors of the Company.



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     9.4 Technion  Entrepreneurial  Incubator Co. Ltd ("TEIC") shall be entitled to appoint, remove and replace one (1) director to the Board of Directors of the Company.

     9.5 Lior Hessel shall be entitled to appoint, remove and replace one (1) director to the Board of Directors of the Company.

     9.6 Arie Heller, shall be entitled to appoint, remove and replace one (1) non voting observer to the Board of Directors of the Company as long as he holds at least 4% of the issued and outstanding shares of the Company.

     9.7 The Directors may participate in Board meetings by means of conference telephone or videos. The meeting and proceeding of the Board of Directors shall be governed by the Company's Articles of Association. The quorum at a meeting of the Board of Directors shall be constituted (by presence, in person or represented by an Alternate Director) of at least one Director appointed by the holders of the Preferred Shares. In the event that the meeting is postponed then at the second meeting any number of directors will be sufficient to resolve all the resolutions that were listed for the first meeting.

10 Use of Proceeds

The Company will use the proceeds of the issuance and the sale of Preferred Shares for the mission as set forth in the Company's Business Plan dated March 1, 2000. The use of the proceeds for any other purpose is subject to approval or changes of the Board, which shall not be taken against the negative vote of the Directors designated by the Preferred Shares.

11. Liquidation Preference

     11.1 The Preferred Shares shall have a preference to all other equity securities of the Company in the event of a merger, acquisition, sale, liquidation or bankruptcy of the Company (a "Preference Triggering Event"). A merger, acquisition or the sale of all or substantially all of the assets of the Company shall be deemed to be a liquidation.

     11.2 In an actual or deemed liquidation which is a Preference Triggering Event, each holder of the Preferred Shares shall be entitled to receive in preference to the holders of the Ordinary Shares, an amount equal to the Original Purchase Price plus interest calculated in US Dollars at the Libor plus three percent (3%) per annum. Following said distribution the holders of the Ordinary Shares will be entitled to an amount per share equal to the amount paid per share to the holders of the Preferred Shares excluding interest. Thereafter, the holders of the Preferred Shares will participate with the holders of all other shares pro rata and on an as-converted basis in any remaining proceeds.

12. Voting Rights

The Preferred Shares will vote together with the Ordinary Shares and not as a separate class except as provided herein or as otherwise required by law. Each share of Preferred Shares shall have a number of votes equal to the number of Ordinary Shares then issuable upon conversion of such share.

13. Confidentiality

     13.1 The Investors agree that any information regarding the Company obtained from the Company pursuant to the provisions hereof will not be disclosed without the prior written consent of the Company provided that, in connection with periodic


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reports to their  shareholders  or partners,  the Investors  may,  without first
obtaining  such  written  consent,  make  general  statements,   not  containing
technical or other confidential information, regarding the nature and progress of the Company's business, and provided that the confidentiality obligation under this Section 13 shall not apply to any information which is or has become public domain, or which any of the Investors shall be obliged to disclose under the law. Any transfer of shares in the future by the Investors shall be valid only if the transferee has agreed in writing to be bound by the provisions of this Section.

     13.2 The Company, the Founder and any other person acting on their behalf shall keep the Investment Agreement and related correspondence in strict confidence, and shall not issue any public statement or press release concerning this transaction without the Investor's prior written approval of the substance and form of any such statement or release.

14. Information Rights

     14.1 As soon as practicable, but in any event within forty-five (45) days after the end of each fiscal year of the Company, the Company shall deliver to the Investor a consolidated balance sheet of the Company as of the end of such year, and statements of income and statements of cash flow of the Company for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, United States dollar-denominated, prepared in accordance with Israeli generally accepted accounting principles ("GAAP"), audited by a firm of Independent Certified Public Accountants in the State of Israel who are members of the Israeli Institute of Certified Public Accountants, and accompanied by an opinion of such firm which opinion shall state that such balance sheet and statements of income and cash flow have been prepared in accordance with GAAP applied on a basis consistent with that of the preceding fiscal year, and present fairly and accurately the financial position of the Company as of their date, and that the audit by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards.

     14.2 As soon as practicable, but in any event within thirty (30) days after the end of each quarter of each fiscal year of the Company, the Company shall deliver to the Investor an unaudited consolidated balance sheet of the Company as of the end of each such period and unaudited consolidated statements of (i) income and (ii) cash flow of the Company for such period and, in the case of the first, second and third quarterly periods, for the period from the beginning of the current fiscal year to the end of such quarterly period, setting forth in each case in comparative form the figures for the corresponding period of the previous fiscal year, all in reasonable detail, United States dollar-denominated and certified, by the chief financial officer (or if none, by the chief executive officer) of the Company (the "CFO"), that such financial statements were prepared in accordance with GAAP applied on a basis consistent with that of preceding periods and, except as otherwise stated therein, fairly present the financial position of the Company as of their date subject to there being no footnotes contained therein and changes resulting from year-end audit adjustments, and all reviewed by a firm of Independent Certified Public Accountants in the State of Israel who are members of the Israeli Institute of Certified Public Accountants; and

     14.3 As soon as practicable, but in any event within thirty (30) days after the end of each month, the Company shall deliver to the Investor a report in a form agreed from time to time by the Company's Board of Directors, which report shall include an unaudited consolidated balance sheet of the Company and unaudited estimated consolidated statements of income and statements of cash flow (including, opening cash, income, expenses and closing cash) as at the end of such month.


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     14.4 The Company will permit the authorized representatives of the Investor full and free access, at all reasonable times, and upon reasonable notice, to any of the properties of the Company, including its books and records, and to discuss its affairs, finances and accounts with the Company's officers and auditor, for any purpose whatsoever. This Section 14.4 shall not be in limitation of any rights which the Investor or the director designated by the Investor may have under applicable law. In addition, and not as a limitation on any of the foregoing, the Company covenants that it will provide full disclosure and information regarding all of the Company's affairs at meetings of the Company's Board of Directors, annual general meetings of the shareholders, and extraordinary general meetings of the shareholders.

     14.5 The Company's obligation to deliver the financial statements and other information under this Section 14 above shall terminate and shall be of no further force or effect upon the earlier of (a) closing of the Company's IPO; or
(b) such time as the Investor holds an aggregate of less than 2% of the issued and outstanding share capital of the Company. Thereafter, the Company shall deliver to the Investor, and its assignees or transferees, such financial information as the Company from time to time provides to other holders of its shares.

     14.6 The Company's CFO will be approved by the owners of the Preferred Shares.

(15) Proprietary Information and Non-Competition Agreements.

The Company will not employ, or continue to employ, any person who will have access to confidential information with respect to the Company and its operations unless such person has executed and delivered a Proprietary Rights, Non-Disclosure and Non-Competition Agreement to the satisfaction (as to substance and form) of the Company's board of directors and reviewed by the legal counsel.

(16) Annual Plan and Monthly Reports.

The management of the Company shall establish annually an operating plan and budget for the Company (the "Annual Plan"), in consultation with the Board. The Annual Plan for the following year shall be submitted to the Board for its approval.(30) days prior to the first day of the year covered by such Annual Plan. In addition, the management of the Company shall submit to the Board of Directors monthly and other reports, in such format and containing such information, as the Board of Directors shall require.

(17) Negative Covenants

     17.1 (1)From the date of Closing and for a period of 100 days thereafter provided that the Investor's ownership, taken together, shall continue to constitute at least 5% of the Company's issued capital and (2) from 101 days after the Closing up until an IPO and provided that the Investor's ownership, taken together, shall continue to constitute at least 17% of the Company's issued capital, the Company will not take any of the following actions against the negative vote of a least 2/3 of the Holders of record of the majority of the outstanding Preferred Shares voting as a separate class, or against (if such decision may be taken by the Company's Board of Directors or any committee thereof) the negative vote of at least one director designated by the Holders of the Preferred Shares after consultation:

          17.1.1 recommend or adopt any amendment of the Memorandum or Articles of Association of the Company, or any other action which would have the effect of amending, altering or repealing


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     preferences, rights, powers or other terms of the Preferred Shares so as to affect adversely the Preferred Shares. For this purpose, without limiting the generality of the foregoing, the authorization or issuance of any securities which have preference or priority over the Preferred Shares (A) as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Company, (B) as to the right to participate in the issuance of new securities by the Company, or (C) as to the right of first refusal with respect to the transfer of shares by any shareholder of the Company, shall be deemed to affect adversely the Preferred Shares;

          17.1.2 recommend or approve any material change or modification in the line of business of the Company, from the Company's current field of business;

          17.1.3 authorize or issue any equity securities of Preferred Shares, or other securities convertible into such securities, or other securities of the Company ranking senior to the Preferred Shares, or enter into any contract or grant any option or warrant for the issue of any such securities (except for the issuance of Ordinary Shares to employees in transactions with non-financing purposes) pursuant to an incentive share option plan approved by the Company's Board of Directors and the issuance of securities to any investor.

          17.1.4 merge with or consolidate into any corporation, firm or entity or sell, or otherwise dispose of all or substantially all of its assets at a Company valuation of less than $21,000,000 USD unless the Company causes the Investor to be paid for their shares as if the valuation was $21,000,000 USD.

          17.1.5 increase the number of directors to more than seven (7) directors;

          17.1.6 declare or pay any dividend or other distribution of cash, shares, or other assets;

          17.1.7 appoint or remove from office the Company's auditors who shall be from one of the Big Five;

          17.1.8 recommend or approve a liquidation (other than a deemed liquidation), dissolution or winding-up of the Company; or

          17.1.9 entering into any transaction with an Interested Party as such term is defined in the Companies Law 1999.

          17.1.10 approving or adopting any stock option plan, in addition to the existing Employee Share Incentive Plan, which will be granted at an exercise price reflecting less than a Company valuation of $10,000,000.

18. Conditions of Closing of the Investors.

The obligations of the Investor to purchase Preferred Shares and transfer funds pursuant to Section 2 above are subject to the fulfillment at or before the Closing of the following conditions precedent, any one or more of which may be waived in whole or in part by the Investor, which waiver shall be at the sole discretion of the Investor:

     18.1 The representations and warranties made by the Company and the Founder in this Agreement shall have been true and correct when made, and shall be true and correct as of the Closing as if made on the date of the Closing.


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     18.2 All covenants,  agreements, and conditions contained in this Agreement to be performed or complied with by the Company or the Founder prior to the Closing shall have been performed or complied with by the Company or the Founder, as the case may be, prior to or at the Closing.

     18.3 The Company shall have secured all permits, consents and authorizations that shall be necessary or required lawfully to consummate this Agreement and to issue the Preferred Shares to be purchased by the Investor, and the Amended Articles shall have been duly filed with the Israeli Registrar of Companies.

     18.4 All of the documents to be delivered by the Company pursuant to this Agreement prior to or at the Closing shall be in a form and substance satisfactory to the Investor, in its sole discretion, and shall have been delivered to the Investor.

     18.5 All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Investor, and the Investor shall have received all such counterpart originals or certified or other copies of such documents as the Investor may reasonably request.

     18.6 The Investor's legal, financial and technical due diligence review of the Company shall have been completed to the sole and complete satisfaction of the Investor.

     18.7 From the date hereof until the Closing, there will have been no adverse change in the financial or business condition of the Company.

     18.8 Absence of Proceeding. From the date hereof until the Closing there will have been no effective injunction, writ, preliminary restraining order or action, suit, proceeding or investigation by or before any court, administrative agency or other governmental authority directing or instituting the restraining, prohibition or invalidation of the transactions contemplated by this Agreement or which materially adversely affect the right of the Investor to own after the Closing all of the Shares contemplated in this Agreement.

19. Conditions of Closing of the Company.

The Company's obligations to sell and issue the Preferred Shares hereunder are subject to the fulfillment at or before the Closing of the conditions that (a) all covenants, agreements and conditions contained in this Agreement to be performed, or complied with, by the Investor prior to or at the Closing shall have been performed or complied with by the Investor prior to or at the Closing, and (b) the representations and warranties made by the Investor in this Agreement shall have been true and correct when made, and shall be true and correct as of the date of the Closing, which conditions may be waived in whole or in part by the Company, and which waiver shall be at the sole discretion of the Company.

20. Representations and Warranties of the Company and the Founder

     20.1 Organization. The Company is duly organized, validly existing and in good standing under the laws of the State of Israel, and has full corporate power and authority to own, lease and operate its properties and assets and to conduct its business as now being conducted and as proposed to be conducted under the Business Plan. The Company has all requisite power and authority to execute and deliver this Agreement and other agreements contemplated hereby or which are ancillary hereto and to consummate the transactions contemplated hereby and thereby. Neither the nature of the

Company's business as now conducted or as proposed to be conducted nor its ownership or leasing of property require that the Company be qualified to do business or in good standing in any jurisdiction other than the State of Israel. The Memorandum and Articles of Association of the Company as in effect immediately prior to the Closing are attached hereto as Schedule 20.1. The Company has not taken any action or failed to take any action, which action or failure would preclude or prevent the Company or from conducting its business after the Closing in the manner heretofore conducted. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted and as proposed to be conducted under the Company's Business Plan, the lack of which could adversely affect the business, properties, prospects, or financial condition of the Company, and the Company believes that it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default under any of such franchises, permits, licenses, or other similar authority.

     20.2 Share Capital. The registered share capital of the Company as of the Closing shall be NIS 35,000, divided into (1) 3,000,000 authorized Ordinary Shares of a nominal value of 0.01 N.I.S. each, of which (a) ninety-seven thousand one hundred forty-three (97,143) shares are, on the date of this Agreement, issued to the shareholders (the "Shareholders") listed in Schedule 20.2(A); (b) an additional fifteen thousand (15,000) shares are reserved for issuance to the Employee Share Incentive Plan; and (2) 500,000 authorized Preferred Shares of a nominal value of 0.01 N.I.S. each, of which (a) twelve thousand four hundred sixty (12,460) are issued to the Investor; and (b) fifty three thousand six hundred two (53,602) are reserved for the issuance to the Investor in accordance with Section 22 hereof. Except for the transactions contemplated by this Agreement, there are no other share capital, preemptive rights, convertible securities, outstanding warrants, options or other rights to subscribe for, purchase or acquire from the Company any share capital of the Company and there are not any contracts or binding commitments providing for the issuance of, or the granting of rights to acquire, any share capital of the Company or under which the Company is, or may become, obligated to issue any of its securities. All issued and outstanding share capital of the Company has been duly authorized, and is validly issued and outstanding and fully paid and nonassessable. The Preferred Shares, when issued and allotted in accordance with this Agreement, will be duly authorized, validly issued, fully paid, nonassessable, and free of any preemptive rights, and will have the rights, preferences, privileges, and restrictions set forth in the Amended Articles, and will be free and clear of any liens, claims, encumbrances or third party rights of any kind (except as specified in the Amended Articles) and duly registered in the name of each Investor in the Company's Shareholders Register. The Ordinary Shares issuable upon conversion of the Shares have been duly authorized and reserved for issuance by all necessary corporate action and, when issued and allotted in accordance with the terms of the Amended Articles, will be duly and validly issued, fully paid, non-assessable, and free of any preemptive rights, will have the rights, preferences, privileges and restrictions set forth in the Amended Articles, and will be free and clear of any liens, encumbrances, claims, or third party rights of any kind (except as specified in the Amended Articles of Association) and duly registered in the name of each Investor in the Company's Shareholders Register. The Ordinary Shares issuable upon conversion of the Shares have been duly authorized and reserved for issuance by all necessary corporate action and, when issued and allotted in accordance with the terms of the Amended Articles, will be duly and validly issued, fully paid, non-assessable, and free of any preemptive rights, will have the rights, preferences, privileges and restrictions set forth in the Amended Articles, and will be free and clear of any liens, encumbrances, claims, or third party rights of any kind (except as specified in the Amended Articles of Association) and duly registered in the name of each Investor in the Company's Shareholders Register. The Company is not under any obligation to register for trading on any securities exchange any of its currently outstanding securities or any of its securities which may hereafter be issued. Since its incorporation, there has been no declaration or payment by the Company of dividends, or any distribution by the Company of any assets of any kind to any of its shareholders in redemption of or as the purchase price for any of the Company's securities. Immediately after the Closing and the exercise of the Warrants the authorized share capital of the Company shall be as all specified in the capitalization table attached hereto as Schedule 20.1(B).

     20.3 Ownership of Shares. Prior to the Closing, the shareholders identified in Schedule 20.3 are the lawful owners, beneficially and of record, of all of the issued and outstanding shares as set forth therein, and all rights thereto, free and clear of all liens, claims, charges, encumbrances, restrictions, rights, options to purchase, proxies, voting trust and other voting agreements, calls or commitments of every kind, and none of the said individuals owns any other shares, options or other rights to subscribe for, purchase or acquire any capital stock of the Company from the Company or from each other.

     20.4 Subsidiaries. The Company does not own any of the issued and outstanding share capital of any other company, and is not a participant in any partnership or joint venture.

     20.5  Directors,  Officers.  All the directors of the Company are listed in
Schedule 20.5. Other than is set forth in Section 9 above, the Company has no agreement, obligation or commitment with respect to the election of any individual or individuals to the Board and there is no voting agreement or other arrangement among the Company's shareholders. The sole officers of the Company are Mr. Lior Hessel, Mr. Ohad Hessel and Mr. Erez Goldman. All agreements, commitments and understandings, whether written or oral, with respect to any compensation to be provided to any of the Company's directors or officers have been fully disclosed in writing to the Investor.

     20.6 Financial Statements.  The Company has furnished the Investor with its
(i) audited financial statements as of and for the year ended December 31, 1999 and (ii) trial balance for March 31, 2000, ((i) and (ii) are collectively referred to as the "Financial Statements" and are attached hereto as Schedule 20.6) (the "Financial Statements"). The Financial Statements are true and correct in all material respects, are in accordance with the books and records of the Company and have en prepared in accordance with Israeli GAAP consistently applied, and fairly and accurately present in all material respects the financial position of the Company as of such dates and the results of its operations for the periods then ended. The Company has no liabilities, debts or obligations, whether accrued, absolute or contingent other than liabilities reflected or reserved against in the Financial Statements. The Company was established in July 4, 1999, and since its inception, the Company has operated only in the ordinary course of business. There has not been:

          20.6.1 any material change in the assets, liabilities, condition (financial or otherwise) or business of the Company from that reflected in the Financial Statements;

          20.6.2 any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, conditions (financial or otherwise), operating results or business of the Company;

          20.6.3 any waiver by the Company of a valuable right or of a material debt owed to it;

          20.6.4 any satisfaction or discharge of any material lien, material claim or material encumbrance or payment of any material obligation by the Company, except in the ordinary course of business and that is not individually or in the aggregate adverse to the assets, properties, condition (financial or otherwise), operating results or business of the Company;

          20.6.5 any material change or amendment to a material contract or material arrangement by which the Company or any of their assets or properties is bound or subject;

          20.6.6  any  material  change  in  any  compensation   arrangement  or
     agreement with any employee of the Company;

          20.6.7 any loans made by the Company to its employees, officers, or directors other than travel advances made in the ordinary course of business;

          20.6.8 any sale, transfer or lease of, except in the ordinary course of business, or mortgage or pledge or imposition of lien on, any of the Company's assets;

          20.6.9 any change in the accounting methods or accounting principles or practices employed by the Company; or

          20.6.10 any other event or condition of any character that would materially adversely affect the assets, properties, condition (financial or otherwise), operating results or business of the Company.

     20.7 Authorization; Approvals. All corporate action on the part of the Company necessary for the authorization, execution, delivery, and performance of all the of Company's obligations under this Agreement and for the authorization, issuance, and allotment of the Preferred Shares being sold under this Agreement and of the Ordinary Shares issuable upon conversion of the Preferred Shares has been (or will be) taken prior to the Closing. This Agreement, when executed and delivered by or on behalf of the Company, shall constitute the valid and legally binding obligations of the Company, legally enforceable against the Company in accordance with their respective terms. No consent, approval, order, license, permit, action by, or authorization of or designation, declaration, or filing with any governmental authority on the part of the Company is required that has not been, or will not have been, obtained by the Company prior to the Closing in connection with the valid execution, delivery and performance of this Agreement or the offer, sale, or issuance of the Preferred Shares.

     20.8 Compliance with Other Instruments. The Company is not in default (a) under its Memorandum or Articles of Association or other formative documents, or under any note, indenture, mortgage, lease, agreement, contract, purchase order or other instrument, document or agreement to which the Company is a party or by which it or any of its property is bound or affected or (b) with respect to any law, statute, ordinace, regulaton, order, writ, injunction, decree, or judgment of any court or any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which default, in any such case, would adversely affect or in the future is reasonably likely to adversely affect the Company's business, prospects, condition (financial or otherwise, affairs, operations or assets. No third party is in default under any agreement, contract or other instrument, document or agreement to which the Company is a party or by whichit or any of its property is affected. The Company is not a party to or bound by any order, judgment, decree or award of any governmental authority, agency, court, tribunal or arbitrator.

     20.9 No Breach. Neither the execution and delivery of this Agreement nor compliance by the Company with the terms and provisions hereof or thereof, will conflict with, or result in a breach or violation of, any of the terms, conditions and provisions of: (i) the Company's Memorandum of Association or the Articles of Association, or other governing instruments of the Company, (ii) any judgment, order, injunction, decree, or ruling of any court or governmental authority, domestic or foreign, (iii) any agreement, contract, lease, license or commitment to which the Company or any Subsidiary is a party and which would impair the ability of the Company to execute or deliver or perform any of the Agreement transactions or (iv) applicable law. Such execution, delivery and compliance will not (a) give to others any rights, including rights of termination, cancellation or acceleration, in or with respect to any agreement, contract or commitment referred to in this paragraph, or to any of the properties of the Company or (b) otherwise require the consent or approval of any person, which, consent or approval has not heretofore been obtained.

     20.10 Records. The minute books of the Company which have been provided to the Investor contain accurate and complete copies of the minutes of every meeting of the Company's shareholders and Board of Directors (and any committee thereof). No resolutions have been passed, enacted, consented to or adopted by the directors (or any committee thereof) or shareholders of the Company, except for those contained in such minute books. The corporate records of the Company have been maintained in accordance with all applicable statutory requirements and are complete and accurate in all respects.

     20.11 Ownership of Assets. The Company does not currently lease or license any property with the exception of the Company's office space located at Science Park, Nesher, Israel, true and correct copies of the leases for which have been provided to the Investor. The Company does not own any assets other than those set forth in Schedule 20.11 hereto.

     20.12 Intellectual Property and Other Intangible Assets.

          20.12.1 Other than components and sub-systems which have been legally acquired, the Company owns and has developed, free and clear of all liens, claims and restrictions, all patents, trademarks, service marks, trade names and copyrights, and applications and rights with respect to the foregoing, and all trade secrets, including know-how, inventions, designs processes, works of authorship, computer programs and technical data and information (collectively herein "Intellectual Property") used and sufficient for use in the conduct of its business as now conducted and as proposed to be conducted under the Business Plan, without infringing upon or violating any right, lien, or claim of others, including without limitation the Founder, past and present employees and employers of the Founder, and past and present employees and employers of the past and present employees of the Company. The Company is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business as now conducted or as proposed to be conducted or otherwise.

          20.12.2 Any and all Intellectual Property of any kind which has been developed, is currently being developed, or will be developed in the future, by any employee of the Company shall be the property solely of the Company. The Company has taken security measures to protect the secrecy, confidentiality and value of all the Intellectual Property, which measures are reasonable and customary in the industry in which the Company operates. The Founder and each of the Company's employees have entered into written agreements with the Company assigning to the Company all rights in Intellectual Property developed in the course of their employment by the Company and each of the Company's employees and other persons who, either alone or in concert with others, developed, invented, discovered, derived, programmed or designed the Intellectual Property, or who has knowledge of or access to information about the Intellectual Property, including (without limitation) the Founder, have entered into a written agreement with the Company which has been provided to the Investor.

          20.12.3 The Company has not received any communications alleging that the Company has violated or by conducting its business as proposed, would violate, any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. Neither the Founder nor any of the Company's employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of the Founder's or such employee's best efforts to promote the interests of the Company, as the case may be, or that would conflict with the Company's business as conducted and as proposed to be conducted. Neither the execution nor delivery of the Agreement, nor the carrying on of the Company's business by the employees of the Company, as the case may be, nor the conduct of the Company's business as proposed to be conducted, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which the Founder or any of s uch employees are now obligated. It isnot, and will not become, necessary to utilize any invention of the Founder or the Company's employees (or people the Company or any Subsidiary currently intends to hire) made prior to their employment by the Company other than those that have been assigned to the Company pursuant to the Proprietary Information and Non-Competition Agreement signed by the Founder or such employee.

          20.13 Taxes. The Company has not made any elections under applicable laws or regulations (other than elections that related solely to methods of accounting, depreciation or amortization) that would have an adverse effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or assets. The company has accurately prepared and timely filed all income and payroll tax returns and filings that are required to be filed by them (the "Tax Returns") and have paid or made provision for the payment of all amounts due pursuant to such returns. None of the Tax Returns has been audited by any taxing authority, the Company has not been advised that any of such Tax Returns will be so audited, and there are no waivers in effect of the applicable statute of limitations for any period. No deficiency assessment or proposed adjustment of income or payroll taxes of the Company is pending and the Company has no knowledge, after due inquiry, of any proposed liability for any tax to be imposed on the Company other than in the ordinary course of business.

          20.14 Contracts. Schedule 20.14 contains a true and complete list of all contracts and agreements to which the Company is a party or by which its property is bound. Each of such contracts and agreements is in full force and effect, and neither the Company nor any other party thereto is in breach thereof. True and correct copies of all such contracts have been delivered to the Investor. Except as set forth on Schedule 20.14 hereto, the Company does not have any employment or consulting contracts, deferred compensation agreements or bonus, incentive, profit-sharing, or pension plans currently in force and effect, or any understanding with respect to any of the foregoing.

          20.15 Litigation. No action, proceeding or governmental inquiry or investigation is pending or threatened against the Company or any of its officers, directors, or employees (in their capacity as such), or against the Founder, or against any of the Company's or properties, before any court, arbitration board or tribunal or administrative or other governmental agency, nor is there is any basis for the foregoing. There is no action, suit, proceeding or investigation by the Company or the Founder currently pending or that the Company or the Founder intends to initiate.

          20.16 Interested Party Transactions. No officer, director or shareholder of the Company, or any affiliate of any such person or entity or of the Company, has or has had, either directly or indirectly, (a) an interest in any person or entity which (i) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (ii) purchases from or sells or furnishes to the Company any goods or services, or (b) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. There are no existing arrangements or proposed transactions between the Company and any officer, director, or shareholder of the Company, or any affiliate or associate of any such person. No employee, shareholder, officer, or director of the Company is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them.

          20.17 Employees. The Company does not have any employment contract with any officer or employee or any other consultant or person which is not terminable by it at will without liability, upon thirty (30) days prior notice. Except as set forth in Schedule 20.2, the Company does not have any deferred compensation or stock option covering any of its officers or employees. The Company has complied with all applicable employment laws.
     Schedule 20.17 hereto lists all employees of the Company and all employment, non-competition and confidentiality agreements between the Company and any employee or consultant of the Company or any other entity. True and correct copies of such agreements have been delivered to the Investors. To the best of the Company's and the Founder's knowledge, neither the employment by the Company of any of the Company's employees, nor the engagement by the Company with any of its consultants, constitutes or is likely to constitute a breach of any of such persons obligations to third parties, including non-competition or confidentiality obligations. All obligations, commitments and liabilities in connection with the employment of the Company's employees (including without limitation the payments to the Income Tax Authority and the National Security) have been fully paid by the Company. In addition, the Company does not have any obligations, commitments or liabilities to its former employees who resigned or commenced working in the Company.

          20.18 Environment and Health. The Company is in compliance in all material respects with all applicable Environmental and Health Laws, which compliance includes the possession by the Company of all permits, approvals, licenses and other governmental authorizations required under applicable health and/or environmental laws, and compliance with the terms and conditions thereof. The Company has not received any notice or other communication (in writing or otherwise), whether from a governmental body, citizens group, employee or otherwise, that alleges that the Company is not in compliance with any Environmental and Health Law, and, to the Company and the Founder's best knowledge, there are no circumstances that may prevent or interfere with the Company's compliance with any Environmental and Health Law in the future. For purposes of this Section 20.18: (i) "Environmental and Health Law" means any Israeli , regulations, orders, decrees, standards, and other legal or administrative requirement relating to pollution, hazardous materials or protection of human wealth or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any such requirement relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern; and (ii) "Materials of Environmental Concern" include chemicals, pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products and any other substance that is now regulated by any Environmental and Health Law or that is otherwise a danger to health, reproduction or the environment.)

     20.19 Insurance. The Company has adequate and customary insurance policies in force as described in Schedule 20.19.

     20.20 Governmental Authorizations. Schedule 20.20 identifies each material governmental authorization, license, permit approval and consent held by the Company (the "Governmental Authorizations"), and the Company has delivered to Investor accurate and complete copies thereof.

The Governmental Authorizations are valid and in full force and effect, and collectively constitute all Governmental Authorizations necessary to enable the Company to conduct its business in the manner in which its business is currently being conducted, and as proposed to be conducted under the Company Business Plan. The Company is, and at all times has been, in substantial compliance with the terms and requirements of the Governmental Authorizations. Without derogating from the foregoing, the Project has been approved by the OCS as an approved plan as more fully set forth is Schedule 20.20.

     20.21 Full Disclosure. Neither this Agreement nor any certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading, in view of the circumstances in which they were made. There is no material fact or information relating to the business, prospects, condition (financial or otherwise), affairs, operations, or assets of the Company that has not been disclosed to the Investor in writing by the Company.

     20.22 Financial Liabilities. The Company's liabilities are not in excess of $US30,000 and is reflected in the Company's latest financial report as exhibited to the Investor. Additionally, the Company shall cause all outstanding liabilities towards its shareholders (shareholder loans) which are not repaid to be converted into equity prior to the Closing of this Agreement.

21. Representations and Warranties of the Investors

The Investor hereby represents and warrants severally and not jointly, to the Company as follows:

     21.1 Enforceability. Such Investor has been duly incorporated and is validly existing under the laws of the State of Colorado. This Agreement, when executed and delivered by such Investor, will constitute the valid, binding and enforceable obligations of such Investor.

     21.2  Authorization.   The  execution,  delivery  and  performance  of  the
obligations of such Investor hereunder have been duly authorized by all necessary corporate action.

     21.3 Experience. The Investor is experienced in investments in start-up companies such as the Company and has reviewed and inspected all of the data and information provided to it by the Company in response to its request in connection wtith this Agreement. The Investor is also basing its decision to invest herein on reliance of the Company's representations and warranties contained herein.. The Investor is aware that that the Company is a start-up company, that its technology is under development and that there is no guarantee of success.

22. Warrants to the Investor.

At the Closing, the Company shall issue to the Investor Warrants to purchase Preferred shares of the Company in the form of Schedules 22.1 ("Warrant A"),
22.2 ("Warrant B"), 22.3 ("Warrant C"), 22.4 ("Warrant D") and 22.5 ("Warrant E") subject to the following general provisions:

     22.1 Warrant A. Warrant A shall be exercisable in whole beginning on the date of the signing of this Agreement and remaining in effect for a period of seventy (70) days thereafter (the "Warrant A Period").

Warrant A entitles the Investor to purchase from the Company 8,900 Preferred Shares of the Company par value NIS 0.01 (the "Warrant A Shares") in consideration for the payment to the

Company of US$1,000,000. Such number of Preferred Shares shall be adjusted for any share combination or sub-division, bonus shares or any other recapitalization of the Company's shares (a "Recapitalization Event"). For the removal of doubt, the exercise of the aforementioned Warrant A Shares shall entitle the Investor to hold 5% of the Company's authorized share capital at the time of exercising the Warrant A shares based on a Company value of $20,000,000 (Twenty Million USD).

     22.2 Warrant B. Warrant B shall be exercisable in whole beginning on the date of e signing of this Agreement and remaining in effect for a period of one hundred (100) days thereafter (the "Warrant B Period").

Warrant B entitles the Investor to purchase from the company 8,900 Preferred Shares of the Company par value NIS 0.01 (the "Warrant B Shares") in consideration for the payment to the Company of US$1,000,000. Such number of Preferred Shares shall be adjusted for any Recapitalization Event. For the removal of doubt, the exercise of the aforementioned Warrant B Shares shall entitle the Investor to hold 5% of the Company's authorized share capital at the time of exercising the Warrant B Shares based on a Company vlaue of $20,000,000 (Twenty Million USD).

     22.3 Warrant C. Warrant C shall be exercisable in whole beginning on the date of the signing of this Agreement and remaining in effect for a period of one hundred thirty (130) days thereafter (the "Warrant C Period").

Warrant C entitles the Investor to purchase from the company 8,901 Preferred Shares of the Company par value NIS 0.01 (the "Warrant C Shares") in consideration for the payment to the Company of US$1,000,000. Such number of Preferred Shares shall be adjusted for any Recapitalization Event. For the removal of doubt, the exercise of the aforementioned Warrant C Shares shall entitle the Investor to hold 5% of the Company's authorized share capital at the time of exercising the Warrant C Shares based on a Company value of $20,000,000 (Twenty Milllion USD).

     22.4 Warrant D. Warrant D shall be exercisable in whole beginning on the date of the signing of this Agreement and remaining in effect for a period of one hundred sixty (160) days thereafter (the "Warrant D Period").

Warrant D entitles the Investor to purchase from the Company 8,901 Preferred Shares of the Company par value NIS 0.01 (the "Warrant D Shares") in consideration for the payment to the Company of US$1,000,000. Such number of Preferred Shares shall be adjusted for any Recapitalization Event. For the removal of doubt, the exercise of the aforementioned Warrant D Shares shall entitle the Investor to hold 5% of the Company's authorized share capital at the time of exercising the Warrant D Shares based on a Company value of $20,000,000 (Twenty Million USD).

     22.5 Warrant E. Warrant E shall be exercisable in whole beginning upon the exercise of at least three (3) of the above mentioned Warrants in this Section 22 and until the earlier of (i) twenty four (24) months from the date of the signing of the Agreement, or (ii) the consummation of an IPO or an Exit.

Warrant E entitles the Investor to purchase from the Company 18,000 Preferred Shares of the Company par value NIS 0.01 (the "Warrant E Shares") in consideration for the payment to the Company of US$5,000,000. Such number of Preferred Shares shall be adjusted for any Recapitalization Event. For the removal of doubt, the exercise of the aforementioned Warrant E Shares shall entitle the Investor to hold 7.07% of the Company's authorized share capital at the time of exercising the Warrant E Shares based on a Company vlaue of $50,000,000 (Fifty Million USD).

     22.6 The Warrants shall be exercised in the manner set forth in the warrant certificates.

     22.7 In order for the Investor to exercise Warrant C and/or Warrant D he must exercise either Warrant A or Warrant B. Failure to exercise Warrants A and Warrant B will cause the expiration of Warrants C and D.

     22.8 The Company and the Founder agrees that the Investor at his sole discretion and with the consent of the Company which consent shall not be unreasonably withheld, shall have the right to assign his right of exercising all of the above mentioned Warrants to any other third party provided that the third party undertakes all rights and obligations contained herein. The parties acknowledge that in any assignment a commission up to six percent (6%) in shares/cash may be expected by some or all of the assign's agent.

23. Chief Scientist

Schedule 23 includes a complete list of all grants, incentives and subsidies ("Grants") from the Government of the State of Israel or any agency thereof to the Company, including, without limitation, grants from the Office of the Chief Scientist (hereinafter: the "OCS") Copies of all letters of approval, and supplements thereto, granted to the Company by the OCS (and copies of all applications with respect to extension of plans which are not reflected in the Company Financial Statements) are attached hereto as Schedule 23. The Company has not received any Grant in relation to the building that they lease within the Encouragement of Capital Investments Law, 1959. The Company has not approached the Investment Center of the Ministry of Industry and Trade for any purpose. The Company is in compliance with the material terms and conditions of the Grants and has fulfilled all the undertakings relating thereto. The Company has received funds from the OCS and it is required to repay royalties to the OCS from its sales until full repayment of the funds. The Company shall have received approval from and provided all notices to the OCS required to consummated the Agreement and the transactions contemplated herein.

24. Registration Rights

The registration rights agreement attached as Schedule 24 will allow the current shareholders to join any demand registration and "piggyback" rights of the Investor's shares at the rate of twenty five percent (25%) to the current shareholders and seventy-five percent (75%) to the Investor.

25. Employee Share Incentive Plan

Options constituting fifteen thousand (15,000) of the Company's issued share capital may be granted or sold to the Company's employees under the Employee Share Incentive Plan to be approved by the Company of which 6,000 shares have already been committed.


26. Employment Agreements

The Founder and the key employees shall enter into twenty four (24) month employment agreement with the Company under reasonable terms approved by the Investor including a non-competition undertaking which will survive termination of the employment agreements.

27. Expenses

Each party shall pay their own expenses, including but not limited to attorney fees, in connection with the investment contemplated herein.

28. Stamp Tax.

The Company will pay the stamp duty on the issuance of the Preferred Shares.

29. Governing Law & Jurisdiction

This Agreement shall be interpreted in accordance with and governed in all aspects by the laws of the State of Israel. The competent courts in Tel Aviv shall have the exclusive jurisdiction over all disputes arising between the parties with respect to this Agreement, its implementation or interpretation.

30. General

     30.1 This Agreement may be executed in several counterparts and all such counterparts together shall be deemed to be the original and will constitute but one and the same instrument. To remove any doubt, facsimile signature shall be deemed as an original for all purposes.

     30.2 The failure or delay of either party to require the performance of any term under this Agreement, or the waiver by either party of any breach under this Agreement, shall not prevent subsequent enforcement of such terms, nor be deemed a waiver of any subsequent or prolonged breach.

     30.3 Any notice sent by one party to the other by registered mail to the addresses heading the Agreement, or to addresses provided by one party to the other from time to time - will be deemed to have been delivered on the 7th business day after the day of mailing in Israel. Fax messages will be deemed to have been delivered one business day after transmission.

     30.4 This Agreement and the Exhibits and Schedules hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof. Any term of this Agreement may be amended and the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only with the written consent of the parties to this Agreement.

31 Miscellaneous

     31.1 Further Assurances. Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Agreement and the intentions of the parties as reflected thereby.

     31.2 Survival of Representations. All representations, warranties and agreements made by any party to this Agreement or pursuant hereto shall survive the Closing, except that with respect to the Company the representations and warranties set forth in Sections 20.2, 20.13 and 23, for the limitation period in accordance with any applicable law.

     31.3 Successors and Assigns; Assignment. Except as otherwise expressly limited herein, the provisions hereof shall be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. None of the rights, privileges, or obligations set forth in, arising under, or created by this Agreement may be assigned or transferred without the prior consent in writing of each party to this Agreement, with the exception of assignments and transfers from the Investor to any other entity which controls, is controlled by or is under common control with, such Investor. provided, however, that no such assignment or transfer shall become effective unless each such transferee has provided the Company with a confirmation in writing that it is bound by all terms and conditions of this Agreement as if it were an original party to it.

For the purposes of this Agreement, a person shall be deemed to control another if the former (a) owns (directly or indirectly through one or more intermediaries) fifty percent (50%) or more of the issued and outstanding share capital of the latter, or (b) possesses the ability (directly or indirectly through one or more intermediaries) to designate or cause the designation of fifty percent (50%) or more of the directors of the latter or of its managing director, general manager or chief executive officer (regardless of actual title) or (c) possess the power (directly or indirectly through one or more intermediaries) to direct or cause the direction of the management and policies of the latter whether through the ownership of voting securities, by contract or otherwise.

     31.4 Best Efforts. Subject to the terms and conditions of this Agreement, each of the parties hereto will use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.


IN WITNESS WHEREOF THE PARTIES HAVE SIGNED AS OF THE DATE SET FORTH ABOVE.

--------------------

ORGANITECH LTD.                              INCUBATE THIS, INC.

By: /s/ Lior Hessell                         By: /s/ Sharone Perlstein
---------------------                        --------------------------

/s/ Prof Dany Volf                           /s/ Zohar Gendler
---------------------                        --------------------------

Each of the undersigned hereby: (1) confirms his agreement to the terms of this Agreement; and (2) grants any consent that may be required from him/it as a shareholders of the Company; and (3) waives y rights, including, but not limited to, preemptive right, the waiver of which may be required for the consummation of this Agreement and the transactions contemplated herein; and (4) covenants to vote in favor of any resolution which will be needed in order to perfect the Agreement and/or to comply with Company's obligations pursuant to said Agreement; and (5) covenants to refrain from voting in favor of any resolution which might negate the Company's obligations pursuant to said Agreement; and (6) confirms that as of the date hereof, he/it has no claim or cause of action whatsoever against the Company.

AGREED AND ACCEPTED:


1. Lior Hessel                Date: June 20, 2000

/s/ Lior Hessel
------------------

2. TEIC                       Date:June 20, 2000

/s/ Dalia Mor
------------------

3. D.G. Pizza, Ltd.           Date: June 20, 2000

/s/D. Gold
------------------

4. Arie Heller                Date: June 20, 2000

/s/ Arie Heller
------------------

5. Anat Heller                Date:June 20, 2000

/s/ Anat Heller
------------------

                                    EXHIBIT A


                               FOUNDERS AGREEMENT

                                    EXHIBIT B

                                    PROJECT B

SCHEDULE 2.2.1(a)(A)


MINUTES OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF THE COMPANY DULY CONVENED AND HELD ON July 10, 2000



ORGANITECH LTD



MINUTES OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF THE COMPANY DULY CONVENED AND HELD ON July 10, 2000

Present

Arie Heller
Anat Heller
Lior Hessel
Technion  Entrepreneurial  Incubator Co. Ltd (Dalia Mor)


Chairman of the Meeting

Lior Hessel

Agenda

1. Special Resolutions effecting amendments to the Company's Memorandum and Articles of Association with respect to:

o Creation of a new class of shares.

1.2 Adopting new Articles of Association.


UNANIMOUSLY RESOLVED:

1. To Waive any and all formal requirements relating to convening a general meeting of shareholders under the Company's Articles of Association and/or any agreement and/or any applicable law, including - but not limited to - the requirement for 21 days prior notice for adoption of special resolutions.

+ To adopt the following resolutions as special resolutions:

2.1 To create a new class of shares in the Company's registered share capital to be called Series A Preferred Shares (hereinafter "Preferred Shares"), by converting an aggregate of five hundred thousand (500,000) Ordinary Shares, NIS
0.01 nominal value each, from the Company's registered and unissued share capital, into five hundred thousand (500,000) Preferred Shares . Each Preferred

Share shall bear a nominal value of NIS 0.01 and shall have such rights attached thereto as detailed in the Company's Articles of Association, as amended pursuant to the resolution detailed below.

2.2 To redefine the rights attached to the Ordinary Shares NIS 0.01 nominal value each in the Company's registered and unissued, as well as in the Company's authorized and issued share capital, as detailed in the Company's Articles of Association, as amended pursuant to the resolution detailed below.

2.3  To  effect   amendments   to  the  Company's   Memorandum  of   Association
corresponding to the amendments effected pursuant to resolutions 2.1 - 2.2 above.

2.4 To cancel the existing Articles of Association of the Company and replace them with the Articles of Association attached as Schedule 2.2.1(a)(B) to these minutes.


There being no further business the Chairman adjourned the meeting

/s/ Lior Hessel
----------------------------------------
Lior Hessel

/s/ Arie Heller
----------------------------------------
Arie Heller

/s/ Anat Heller
----------------------------------------
Anat Heller

/s/ Dalia Mor
----------------------------------------
Technion Entrepreneurial Incubator Co. Ltd

/s/ D.Gold
----------------------------------------
D.G. Pizza Ltd


036 organitech 18.7
Schedule 2.2.1(a)B

Amended and Restated Articles of Association

SCHEDULE 2.2.1(b)

ORGANITECH LTD.

MINUTES OF A MEETING OF THE COMPANY'S BOARD OF DIRECTORS DULY CONVENED AND HELD ON July 10, 2000


ORGANITECH LTD.

MINUTES OF A MEETING OF THE COMPANY'S BOARD OF DIRECTORS DULY CONVENED AND HELD ON JULY 10, 2000

Present

Shmuel Hessel
Arie Heller
Anat Heller
Technion Entrepreneurial Incubator Co. Ltd (Dalia Mor)
Sharon Perlstein
Ohad Hessel
Lior Hessel

Chairman of the Meeting

---------------

Agenda

1. Approval of Investment Agreement.
2. Issuance of Shares.



UNANIMOUSLY RESOLVED

1. That the Investment Agreement dated June 20, 2000, by and between the Company and the Incubate This Inc., a company duly incorporated under the laws of the State of Colorado, USA ( hereinafter the "Investor"), including all agreements and other instruments attached thereto (hereinafter the "Agreement"), and the transactions contemplated thereunder be and hereby are approved and ratified and that Lior Hessel has been, designated and authorized both on behalf of, and as an officer of the Company, to execute the Agreement and to take or cause to be taken such action which this Board of Directors might have authority to take in connection with the creation, issuance and sale of the Preferred Shares to be issued to the Purchasers thereunder and for the consummation of the transactions contemplated thereunder.

2. That the Company be and hereby is, further to the Agreement, authorized to issue and sell and does hereby issue and sell as follows:

To the Investor, an aggregate of twelve thousand four hundred sixty (12,460) of the Company's Preferred Shares, NIS 0.01 nominal value each.

3. That Lior Hessel is authorized to take any and all action which they may deem necessary or desirable to carry out the purposes and intent of the foregoing resolutions, including, but not limited to execute, make, verify, acknowledge, deliver, file and sign any and all applications, certificates, forms, notices, reports, instruments, agreements and documents, and to take any and all other action as may be necessary in this regard.

There being no further business the Chairman adjourned the meeting.


/s/Lior Hessel           /s/ Ohad Hessel        /s/Shmuel Hessel
-------------------      ------------------   --------------------
Lior Hessel              Ohad Hessel            Shmuel Hessel

/s/ Dani Gold            /s/ Arie Heller        /s/Zohar Gendler
-------------------      ------------------   --------------------
Dani Gold                Arie Heller            Zohar Gendler

037(vers 3) organitech 18.7

SCHEDULE 2.2.1(c)

SHARE CERTIFICATES

SCHEDULE 2.2.1(d)


(ORGANITECH'S LETTERHEAD)



COMPLIANCE CERTIFICATE


For   the   purpose   of  the   Closing   as  per   Section   2.2.1(d)   of  the
InvestmentAgreement dated as of _____, 2000, (the "Agreement") by and betweenOrganitech Ltd. (the "Company") and Incubate This, Inc (the "Investor"),the Company hereby certifies to the Investor as follows:

All representations and warranties made by the Company in the Agreementare true and correct as of the date of the Closing.All covenants, agreements and conditions contained in the Agreement tobe performed or complied with by the Company prior to or at the Closinghave been performed or complied with prior to or at the Closing.Since the signing of the Agreement, there has been no material adversechange in the financial and/or business condition of the Company.

IN WITNESS WHEREOF, the undersigned has signed his name to thiscertificate this __ day of ________, 2000.


ORGANITECH LTD.

/s/Lior Hessel
--------------
Lior Hessel

SCHEDULE 2.2.1(e)

OPINION OF COUNSEL



________ , 2000


----------------------

----------------------

----------------------

Re: Opinion of Counsel

This Opinion Letter is provided to you at the request of the Investorlisted in that certain Investment Agreement dated _________, 2000, byand between Organitech Ltd (the "Company") and Incubate This, Inc. (the"Investor") (the "Agreement") and pursuant to Section 2.2.1(e) of saidAgreement.

Except as otherwise indicated herein, capitalized terms used in thisOpinion Letter are defined as set forth in the Agreement.This Opinion Letter is governed by and shall be interpreted inaccordance with the laws of the State of Israel. The law covered by theopinions expressed herein is limited to the law of the State of Israel.Without limiting the foregoing, no opinion is rendered hereby withrespect to the laws of the United States of America. Any disputearising under or in relation to this Opinion Letter shall be resolvedexclusively in the competent court of the Haifa district.

In addition to the other assumptions on which I may rely, I have reliedupon the factual representations made by the Company in Section 20 ofthe Agreement.

Based upon and subject to the foregoing I am of the opinion that:

1. The Company is a corporation duly organized, validly existing and ingood standing under the laws of the State of Israel. The Company has allnecessary corporate power and authority to own or lease its propertiesand to conduct its business as it is now being conducted.

2. The execution, delivery and performance by the Company of theAgreement and the transactions contemplated thereby have been dulyauthorized by all requisite corporate actions that have been taken bythe Company. The Agreement constitutes a valid and binding obligation ofthe Company enforceable against the Company in accordance with its terms.


3. Neither the execution, delivery and performance of the Agreement northe consummation of the transactions contemplated thereby will (1)violate or be in conflict with any provision of the Memorandum ofAssociation or Articles of Association of the Company; or (2) anyjudgment, decree or order by which the Company is bound or affected; or(3) result in a breach or constitute a default under applicable law orany contract known to me, to which the Company is a party.

4. All corporate actions necessary for the issuance, sale and deliveryof the Preferred Shares as per Sections 2 of the Agreement have beentaken by the Company. The Shares have been validly issued,
fully   paid-upand   are  free  and  clear  of  any  and  all  liens,   pledges,
claims,encumbrances    or   other   third   party    rights.    The    Company's
currentlyauthorized share capital allows for the exercise of the Warrants inaccordance with their terms and to be free and clear of any and allliens, ledges, claims, encumbrances or other third party rights.

5. Upon Closing of the transaction contemplated by the Agreement (andafter the issuance of the Preferred Shares to the Investor) theauthorized capital stock of the Company shall consist of three million(3,000,000) Ordinary Shares and five hundred thousand (500,000) Series APreferred Shares of which ninety seven thousand one hundred forty three(97,143) Ordinary Shares and twelve thousand four hundred sixty (12,460)Preferred Shares are issued, fifteen thousand (15,000) Ordinary Sharesare reserved for employees and the balance of the Ordinary Shares andthe Preferred Shares are duly authorized and unissued.

To the best of my knowledge there are no outstanding preemptiverights, options, warrants or rights to subscribe for, or to purchase, oragreements with respect to any such rights, or commitments to issue, anyshares of the Company, except as set forth in the Agreement.

6. There is no approval, consent, authorization or other action by, ornotice to, or filing with, any governmental authority which has not beenexercised prior to Closing which is necessary or required in connectionwith the execution, delivery or performance by the Company, orenforcement against the Company, of the Agreement and/or thetransactions contemplated thereby.

7. Except as disclosed in the Agreement, to our knowledge there is noaction, proceeding, governmental inquiry or investigation pendingagainst the Company or any of the Company's properties before any court,arbitration board, tribunal, administrative or other governmentalagency. The Company is not a party to or subject to the provisions ofany order, writ, injunction, judgment or decree of any court orgovernmental agency or instrumentality. There is no action, suit,proceeding or investigation currently pending by the Company.

This Opinion Letter speaks only as of its date and may be reliedupon by you alone and only in connection with the Agreement and may notbe used or relied upon by you or any other person for any other purposewhatsoever, without my prior written consent in each instance.

Very truly yours,

Avi Goldsobel, Adv.

SCHEDULE 2.2.2

SHAREHOLDERS REGISTER

SCHEDULE 20.1

MEMORANDUM AND ARTICLES OF ASSOCIATION

SCHEDULE 20.2(A)

LIST OF SHAREHOLDERS

Shareholders

1. Mr. Lior Hessel 50,000 ordinary shares

2. D.G. Pizza Ltd. 20,000 ordinary shares

3. Technion Entrepreneurial Incubator Co. Ltd 20,000 ordinary shares

4. Arie and Anat Heller 7,143 ordinary shares

5. Employees (reserved) 15,000 ordinary shares


OPTIONS

There are no option or other security holders other than the employee options..

                                SCHEDULE 20.2(B)

                              CAPITALIZATION TABLE

SCHEDULE 20.3

LIST OF SHAREHOLDERS

Shareholders

1. Mr. Lior Hessel 50,000 ordinary shares

2. D.G. Pizza Ltd. 20,000 ordinary shares

3. Technion Entrepreneurial Incubator Co. Ltd 20,000 ordinary shares

4. Arie and Anat Heller 7,143 ordinary shares

SCHEDULE 20.5

DIRECTORS OF THE COMPANY


List of current Directors:

1. Zohar Gendler
2. Danny Gold
3. Arie Heller
4. Lior Hessel
5. Ohad Hessel
6. Shmuel Hessel

                                  SCHEDULE 20.6

                              FINANCIAL STATEMENTS

                                 SCHEDULE 20.11

                                 LIST OF ASSETS

                                 SCHEDULE 20.14

                        MATERIAL CONTRACTS AND AGREEMENTS

                                 SCHEDULE 20.17

        EMPLOYEES, EMPLOYEE CONTRACTS, STOCK OPTIONS, NON-COMPETITION AND
                           CONFIDENTIALITY AGREEMENTS

                                 SCHEDULE 20.19

                               INSURANCE POLICIES

                                 SCHEDULE 20.20

                           GOVERNMENTAL AUTHORIZATIONS

                                    Attached

SCHEDULE 22.1

WARRANT "A"

To: Incubate This, Inc.

Date: _______________


Warrant Certificate "A"

To Purchase Series A Preferred Shares of


ORGANITECH LTD.

for such consideration as detailed below

VOID AFTER 17:00 p.m. (prevailing Tel Aviv time) On the last day of the Warrant Period (defined below)


This is to certify that the holder specified above ("Holder") isentitled to purchase, subject to the provisions of this Warrant, fromOrganitech Ltd (the "Company"), beginning on ____________ and remainingin effect for a period of seventy (70) days thereafter (the "WarrantPeriod"), eight thousand nine hundred (8,900) Series A Preferred Sharesof the Company par value NIS 0.01 (the "Warrant Shares") inconsideration of the payment to the Company of One Million Dollars US(US$1,000,000) (the "Exercise Price"), all subject to the terms andconditions set forth below.

For the removal of doubt, the exercise of the aforementioned Warrant AShares shall entitle the Investor to hold 5% of the Company's authorizedshare capital at the time of exercising the Warrant A Shares based on aCompany value of $20,000,000 (Twenty Million USD).

1. Exercise of Warrant

(a) Exercise. Subject to the provisions hereof, this Warrant may beexercised at any time, in whole, during the Warrant Period. This Warrantshall be exercised by notice to the Company, and presentation andsurrender hereof to the Company at the principal office of the Company,accompanied by i) a written notice of exercise and (ii) payment to theCompany, for the account of the Company, of the Exercise Price for thenumber of Series A Preferred Shares specified in such notice. Suchnotice shall become effective when given (the "Effective Date").. TheExercise Price for the number of Series A Preferred Shares specified inthe notice shall be payable on the Effective Date, in U.S. dollars orthe NIS equivalent thereof, based on the Representative Rate of Exchange published by the Bank of Israel known as of the time of payment.

(b) Issuance of the Warrant Shares. Upon presentation and surrender of the notice of exercise, accompanied by the payment of the Exercise Price made pursuant to section 1(a), the Company shall issue promptly to the Holder the shares to which the Holder is entitled thereto.

Upon receipt by the Company of the notice of exercise, and, ifapplicable, the Exercise Price, the

Holder shall be deemed to be theHolder of the shares issuable upon such exercise, notwithstanding thatthe share transfer books of the Company shall then be closed and thatcertificates representing such shares shall not then be actuallydelivered to the Holder. The Company shall pay all taxes and othercharges that may be payable in connection with the issuance of theshares and the preparation and delivery of share certificates pursuantto this Section 1 in the name of the Holder, but shall not pay any taxespayable by the Holder by virtue of the holding, issuance, exercise orsale of this Warrant by the Holder.

(c) No fractions of shares shall be issued in connection with theexercise of this Warrant, and the number of shares issued shall berounded of the nearest whole number.

(d) The Company covenants that the Series A Preferred Shares issuablehereunder, when issued and allotted in accordance with this Warrant,will be duly authorized, validly issued, fully paid, non-assessable,free of preemptive or similar rights; will have the rights, preferencesand privileges set forth in the Corporate Documents of the Company; willbe free and clear of any Liens and duly registered in the name of theInvestor in the Company's shareholders register.

2. Reservation of shares; Preservation of Rights of Holder The Company hereby agrees that at all times it will maintain andreserve, free from pre-emptive rights, such number of authorized butunissued Series A Preferred Shares so that this Warrant may be exercisedwithout additional authorization of Series A Preferred Shares aftergiving effect to all other warrants, options, convertible securities andother rights to acquire shares of the Company. The Company furtheragrees that it will not, by charter amendment or through reorganizationconsolidation merger, dissolution or sale of assets, or by and othervoluntary act, avoid or seek to avoid the observance or performance ofany of the covenants stipulations or conditions to be observed orperformed hereunder by the Company, or the provisions contained in theCompany's Articles of Association relating to the rights of the holdersof the Series A Preferred Shares.

3. Exchange or Loss of Warrant

Upon receipt by the Company of evidence reasonably satisfactory to it ofthe loss, theft, destruction or mutilation of this Warrant, and (in thecase of loss, theft or destruction) of reasonably satisfactoryindemnification, and upon surrender and cancellation of this Warrant, ifmutilated, the Company will execute and deliver a new Warrant of liketenor and date. Any such new Warrant executed and delivered shallconstitute and additional contractual obligation on the part of theCompany, whether or not the Warrant so lost, stolen, destroyed ormutilated shall be at any time enforceable by anyone.

4. RIGHTS OF THE HOLDER

(a) Without limiting the foregoing or any remedies available to theHolder, the Holder will be entitled to specific performance of theobligations hereunder, and injunctive relief against actual or threatened violations of the obligations of any person subject to thisWarrant.

(b) The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company.

5. Termination

This  Warrant  and  the  rights   conferred   hereby  shall   terminate  at  the
aforementioned time on the last day of the Warrant Period.

6. Governing Law

This Warrant shall be governed by, and interpreted in accordance with,the laws of the State of Israel, without giving effect to the rulesrespecting conflict of law, and the parties hereto irrevocably submit tothe exclusive jurisdiction of the Courts of Israel in respect of anydispute or matter arising out of or connected with this Warrant.

7. Transfer

This Warrant and the rights conferred hereby shall be transferable  bythe Holder
(1) only with the consent of the Company, which consent shallnot be unreasonably withheld; and (2) subject to limitations set forthin the Company's Articles of Association; and (3) only in whole.

8. Registration Rights

Upon exercise of this Warrant, the Holder shall have and be entitled toexercise the rights of registration granted under Schedule 24 of theInvestment Agreement between the Holder and the Company dated ________,with respect to the Series A Preferred Shares issued on exercise of thisWarrant and the Ordinary Shares obtained upon conversion of such SeriesA Preferred Shares.

Date:_________________      By:____________________
     Name:__________________
     Title:___________________

SCHEDULE 22.2

WARRANT "B"

To: Incubate This, Inc.

Date: _______________


Warrant Certificate "B"

To Purchase Series A Preferred Shares of


ORGANITECH LTD.

for such consideration as detailed below

VOID AFTER 17:00 p.m. (prevailing Tel Aviv time) On the last day of the Warrant Period (defined below)


This is to certify that the holder specified above ("Holder") isentitled to purchase, subject to the provisions of this Warrant, fromOrganitech Ltd (the "Company"), beginning on ____________ and remainingin effect for a period of one hundred (100) days thereafter (the"Warrant Period"), eight thousand nine hundred (8,900) Series APreferred Shares of the Company par value NIS 0.01 (the
"WarrantShares") in consideration of the payment to the Company of One MillionDollars US (US$1,000,000) (the "Exercise Price"), all subject to theterms and conditions set forth below.

For the removal of doubt, the exercise of the aforementioned Warrant BShares shall entitle the Investor to hold 5% of the Company's authorizedshare capital at the time of exercising the Warrant B Shares based on aCompany value of (20,000,000 (Twenty Million USD).

1. Exercise of Warrant

(a) Exercise. Subject to the provisions hereof, this Warrant may beexercised at any time in whole during the Warrant Period. This Warrantshall be exercised by notice to the Company, and presentation andsurrender hereof to the Company at the principal office of the Company,accompanied by (i) a written notice of exercise and (ii) payment to theCompany, for the account of the Company, of the Exercise Price for thenumber of Series A Preferred Shares specified in such notice. Suchnotice shall become effective when given (the "Effective Date"). TheExercise Price for the number of Series A Preferred Shares specified inthe notice shall be payable on the Effective Date, in U.S. dollars orthe NIS equivalent thereof, based on the Representative Rate of Exchange published by the Bank of Israel known as of the time of payment.

(b) Issuance of the Warrant Shares. Upon presentation and surrender of the notice of exercise, accompanied by the payment of the Exercise Price made pursuant to section 1(a), the Company shall issue promptly to the Holder the shares to which the Holder is entitled thereto.

Upon receipt by the Company of the notice of exercise, and, ifapplicable, the Exercise Price, the

Holder shall be deemed to be theHolder of the shares issuable upon such exercise, notwithstanding thatthe share transfer books of the Company shall then be closed and thatcertificates representing such shares shall not then be actuallydelivered to the Holder. The Company shall pay all taxes and othercharges that may be payable in connection with the issuance of theshares and the preparation and delivery of share certificates pursuantto this Section 1 in the name of the Holder, but shall not pay any taxespayable by the Holder by virtue of the holding, issuance, exercise orsale of this Warrant by the Holder.

(c) No fractions of shares shall be issued in connection with theexercise of this Warrant, and the number of shares issued shall berounded of the nearest whole number.

(d) The Company covenants that the Series A Preferred Shares issuablehereunder, when issued and allotted in accordance with this Warrant,will be duly authorized, validly issued, fully paid, non-assessable,free of preemptive or similar rights; will have the rights, preferencesand privileges set forth in the Corporate Documents of the Company; willbe free and clear of any Liens and duly registered in the name of theInvestor in the Company's shareholders register.

2. Reservation of shares;

Preservation of Rights of Holder The Company hereby agrees that at all times it will maintain andreserve, free from pre-emptive rights, such number of authorized butunissued Series A Preferred Shares so that this Warrant may be exercisedwithout additional authorization of Series A Preferred Shares aftergiving effect to all other warrants, options, convertible securities andother rights to acquire shares of the Company. The Company furtheragrees that it will not, by charter amendment or through reorganizationconsolidation merger, dissolution or sale of assets, or by and othervoluntary act, avoid or seek to avoid the observance or performance ofany of the covenants stipulations or conditions to be observed orperformed hereunder by the Company, or the provisions contained in theCompany's Articles of Association relating to the rights of the holdersof the Series A Preferred Shares.

3. Exchange or Loss of Warrant

Upon receipt by the Company of evidence reasonably satisfactory to it ofthe loss, theft, destruction or mutilation of this Warrant, and (in thecase of loss, theft or destruction) of reasonably satisfactoryindemnification, and upon surrender and cancellation of this Warrant, ifmutilated, the Company will execute and deliver a new Warrant of liketenor and date. Any such new Warrant executed and delivered shallconstitute and additional contractual obligation on the part of theCompany, whether or not the Warrant so lost, stolen, destroyed ormutilated shall be at any time enforceable by anyone.



4. RIGHTS OF THE HOLDER

(a) Without limiting the foregoing or any remedies available to theHolder, the Holder will be entitled to specific performance of theobligations hereunder, and injunctive relief against actual orthreatened violations of the obligations of any person subject to thisWarrant.

(b) The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company.

5. Termination

This  Warrant  and  the  rights   conferred   hereby  shall   terminate  at  the
aforementioned time on the last day of the Warrant Period.

6. Governing Law

This Warrant shall be governed by, and interpreted in accordance with,the laws of the State of Israel, without giving effect to the rulesrespecting conflict of law, and the parties hereto irrevocably submit tothe exclusive jurisdiction of the Courts of Israel in respect of anydispute or matter arising out of or connected with this Warrant.

7. Transfer

This Warrant and the rights conferred hereby shall be transferable  bythe Holder
(1) only with the consent of the Company, which consent shallnot be unreasonably withheld; and (2) subject to limitations set forthin the Company's Articles of Association; and (3) only in whole.

8. Registration Rights

Upon exercise of this Warrant, the Holder shall have and be entitled toexercise the rights of registration granted under Schedule 24 of theInvestment Agreement between the Holder and the Company dated__________, with respect to the Series A Preferred Shares issued onexercise of this Warrant and the Ordinary Shares obtained uponconversion of such Series A Preferred Shares.

Date:_________________      By:____________________
     Name:__________________
     Title:___________________

SCHEDULE 22.3

WARRANT "C"

To: Incubate This, Inc.

Date: _______________


Warrant Certificate "C"

To Purchase Series A Preferred Shares of


ORGANITECH LTD.

for such consideration as detailed below

VOID AFTER 17:00 p.m. (prevailing Tel Aviv time) On the last day of the Warrant Period (defined below)


This is to certify that the holder specified above ("Holder") isentitled to purchase, subject to the provisions of this Warrant, fromOrganitech Ltd (the "Company"), beginning on ____________ and remainingin effect for a period of one hundred thirty (130) days thereafter (the"Warrant Period"), eight thousand nine hundred one (8,901) Series APreferred Shares of the Company par value NIS 0.01 (the "WarrantShares") in consideration of the payment to the Company of One MillionDollars US (US$1,000,000) (the "Exercise Price"), all subject to theterms and conditions set forth below.

For the removal of doubt, the exercise of the aforementioned Warrant CShares shall entitle the Investor to hold 5% of the Company's authorizedshare capital at the time of exercising the Warrant C Shares based on aCompany vlaue of $20,000,000 (Twenty Million USD).

1. Exercise of Warrant

(a) Exercise. Subject to the provisions hereof, this Warrant may beexercised at any time in whole during the Warrant Period. This Warrantshall be exercised by notice to the Company, and presentation andsurrender hereof to the Company at the principal office of the Company,accompanied by (I) a written notice of exercise and (ii) payment to theCompany, for the account of the Company, of the Exercise Price for thenumber of Series A Preferred Shares specified in such notice. Suchnotice shall become effective when given (the "Effective Date").. TheExercise Price for the number of Series A Preferred Shares specified inthe notice shall be payable on the Effective Date, in U.S. dollars orthe NIS equivalent thereof, based on the Representative Rate of Exchange published by the Bank of Israel known as of the time of payment.


(b) Issuance of the Warrant Shares. Upon presentation and surrender ofthe notice of exercise, accompanied by the payment of the Exercise Pricemade pursuant to section 1(a), the Company shall issue promptly to theHolder the shares to which the Holder is entitled thereto.

Upon receipt by the Company of the notice of exercise, and, ifapplicable, the Exercise Price, the Holder shall be deemed to be theHolder of the shares issuable upon such exercise, notwithstanding thatthe share transfer books of the Company shall then be closed and thatcertificates representing such shares shall not then be actuallydelivered to the Holder. The Company shall pay all taxes and othercharges that may be payable in connection with the issuance of theshares and the preparation and delivery of share certificates pursuantto this Section 1 in the name of the Holder, but shall not pay any taxespayable by the Holder by virtue of the holding, issuance, exercise orsale of this Warrant by the Holder.

(c) No fractions of shares shall be issued in connection with theexercise of this Warrant, and the number of shares issued shall berounded of the nearest whole number.

(d) The Company covenants that the Series A Preferred Shares issuablehereunder, when issued and allotted in accordance with this Warrant,will be duly authorized, validly issued, fully paid, non-assessable,free of preemptive or similar rights; will have the rights, preferencesand privileges set forth in the Corporate Documents of the Company; willbe free and clear of any Liens and duly registered in the name of theInvestor in the Company's shareholders register.

2. Reservation of shares;

Preservation of Rights of Holder The Company hereby agrees that at all times it will maintain andreserve, free from pre-emptive rights, such number of authorized butunissued Series A Preferred Shares so that this Warrant may be exercisedwithout additional authorization of Series A Preferred Shares aftergiving effect to all other warrants, options, convertible securities andother rights to acquire shares of the Company. The Company furtheragrees that it will not, by charter amendment or through reorganizationconsolidation merger, dissolution or sale of assets, or by and othervoluntary act, avoid or seek to avoid the observance or performance ofany of the covenants stipulations or conditions to be observed orperformed hereunder by the Company, or the provisions contained in theCompany's Articles of Association relating to the rights of the holdersof the Series A Preferred Shares.

3. Exchange or Loss of Warrant

Upon receipt by the Company of evidence reasonably satisfactory to it ofthe loss, theft, destruction or mutilation of this Warrant, and (in thecase of loss, theft or destruction) of reasonably satisfactoryindemnification, and upon surrender and cancellation of this Warrant, ifmutilated, the Company will execute and deliver a new Warrant of liketenor and date. Any such new Warrant executed and delivered shallconstitute and additional contractual obligation on the part of theCompany, whether or not the Warrant so lost, stolen, destroyed ormutilated shall be at any time enforceable by anyone.


4. RIGHTS OF THE HOLDER

(a) Without limiting the foregoing or any remedies available to theHolder, the Holder will be entitled to specific performance of theobligations hereunder, and injunctive relief against actual orthreatened violations of the obligations of any person subject to thisWarrant.

(b) The Holder shall not, by virtue hereof, be entitled to any rights ofa shareholder in the Company.

5. Termination

This  Warrant  and  the  rights   conferred   hereby  shall   terminate  at  the
aforementioned time on the last day of the Warrant Period.

6. Governing Law

This Warrant shall be governed by, and interpreted in accordance with,the laws of the State of Israel, without giving effect to the rulesrespecting conflict of law, and the parties hereto irrevocably submit tothe exclusive jurisdiction of the Courts of Israel in respect of anydispute or matter arising out of or connected with this Warrant.

7. Transfer

This Warrant and the rights conferred hereby shall be transferable  bythe Holder
(1) only with the consent of the Company, which consent shallnot be unreasonably withheld; and (2) subject to limitations set forthin the Company's Articles of Association; and (3) only in whole.

8. Registration Rights

Upon exercise of this Warrant, the Holder shall have and be entitled toexercise the rights of registration granted under Schedule 24 of theInvestment Agreement between the Holder and the Company dated___________, with respect to the Series A Preferred Shares issued onexercise of this Warrant and the Ordinary Shares obtained uponconversion of such Series A Preferred Shares.

Date:_________________      By:____________________
     Name:__________________
     Title:___________________

SCHEDULE 22.4

WARRANT "D"

To: Incubate This, Inc.

Date: _______________


Warrant Certificate "D"

To Purchase Series A Preferred Shares of


ORGANITECH LTD.

for such consideration as detailed below

VOID AFTER 17:00 p.m. (prevailing Tel Aviv time) On the last day of the Warrant Period (defined below)


This is to certify that the holder specified above ("Holder") isentitled to purchase, subject to the provisions of this Warrant, fromOrganitech Ltd (the "Company"), beginning on ____________ and remainingin effect for a period of one hundred sixty (160) days thereafter (the"Warrant Period"), eight thousand nine hundred one (8,901) Series APreferred Shares of the Company par value NIS 0.01 (the "WarrantShares") in consideration of the payment to the Company of One MillionDollars US (US$1,000,000) (the "Exercise Price"), all subject to theterms and conditions set forth below.

For the removal of doubt, the exercise of the aforementioned Warrant DShares shall entitle the Investor to hold 5% of the Company's authorizedshare capital at the time of exercising the Warrant D Shares based on aCompany value of $20,000,000 (Twenty Million USD).

1. Exercise of Warrant

(a) Exercise. Subject to the provisions hereof, this Warrant may beexercised at any time in whole during the Warrant Period. This Warrantshall be exercised by notice to the Company, and presentation andsurrender hereof to the Company at the principal office of the Company,accompanied by (i) a written notice of exercise and (ii) payment to theCompany, for the account of the Company, of the Exercise Price for thenumber of Series A Preferred Shares specified in such notice. Suchnotice shall become effective when given (the "Effective Date").. TheExercise Price for the number of Series A Preferred Shares specified inthe notice shall be payable on the Effective Date, in U.S. dollars orthe NIS equivalent thereof, based on the Representative Rate of Exchange published by the Bank of Israel known as of the time of payment.


(b) Issuance of the Warrant Shares. Upon presentation and surrender ofthe notice of exercise, accompanied by the payment of the Exercise Pricemade pursuant to section 1(a), the Company shall issue promptly to theHolder the shares to which the Holder is entitled thereto.

Upon receipt by the Company of the notice of exercise, and, ifapplicable, the Exercise Price, the Holder shall be deemed to be theHolder of the shares issuable upon such exercise, notwithstanding thatthe share transfer books of the Company shall then be closed and thatcertificates representing such shares shall not then be actuallydelivered to the Holder. The Company shall pay all taxes and othercharges that may be payable in connection with the issuance of theshares and the preparation and delivery of share certificates pursuantto this Section 1 in the name of the Holder, but shall not pay any taxespayable by the Holder by virtue of the holding, issuance, exercise orsale of this Warrant by the Holder.

(c) No fractions of shares shall be issued in connection with theexercise of this Warrant, and the number of shares issued shall berounded of the nearest whole number.

(d) The Company covenants that the Series A Preferred Shares issuablehereunder, when issued and allotted in accordance with this Warrant,will be duly authorized, validly issued, fully paid, non-assessable,free of preemptive or similar rights; will have the rights, preferencesand privileges set forth in the Corporate Documents of the Company; willbe free and clear of any Liens and duly registered in the name of theInvestor in the Company's shareholders register.

2. Reservation of shares;

Preservation of Rights of Holder The Company hereby agrees that at all times it will maintain andreserve, free from pre-emptive rights, such number of authorized butunissued Series A Preferred Shares so that this Warrant may be exercisedwithout additional authorization of Series A Preferred Shares aftergiving effect to all other warrants, options, convertible securities andother rights to acquire shares of the Company. The Company furtheragrees that it will not, by charter amendment or through reorganizationconsolidation merger, dissolution or sale of assets, or by and othervoluntary act, avoid or seek to avoid the observance or performance ofany of the covenants stipulations or conditions to be observed orperformed hereunder by the Company, or the provisions contained in theCompany's Articles of Association relating to the rights of the holdersof the Series A Preferred Shares.

3. Exchange or Loss of Warrant

Upon receipt by the Company of evidence reasonably satisfactory to it ofthe loss, theft, destruction or mutilation of this Warrant, and (in thecase of loss, theft or destruction) of reasonably satisfactoryindemnification, and upon surrender and cancellation of this Warrant, ifmutilated, the Company will execute and deliver a new Warrant of liketenor and date. Any such new Warrant executed and delivered shallconstitute and additional contractual obligation on the part of theCompany, whether or not the Warrant so lost, stolen, destroyed ormutilated shall be at any time enforceable by anyone.


4. RIGHTS OF THE HOLDER

(a) Without limiting the foregoing or any remedies available to theHolder, the Holder will be entitled to specific performance of theobligations hereunder, and injunctive relief against actual orthreatened violations of the obligations of any person subject to thisWarrant.

(b) The Holder shall not, by virtue hereof, be entitled to any rights ofa shareholder in the Company.

5. Termination

This   Warrant   and  the   rights   conferred   hereby   shall   terminate   at
theaforementioned time on the last day of the Warrant Period.

6. Governing Law

This Warrant shall be governed by, and interpreted in accordance with,the laws of the State of Israel, without giving effect to the rulesrespecting conflict of law, and the parties hereto irrevocably submit tothe exclusive jurisdiction of the Courts of Israel in respect of anydispute or matter arising out of or connected with this Warrant.

8. Transfer

This Warrant and the rights conferred hereby shall be transferable  bythe Holder
(1) only with the consent of the Company, which consent shallnot be unreasonably withheld; and (2) subject to limitations set forthin the Company's Articles of Association; and (3) only in whole.

9. Registration Rights

Upon exercise of this Warrant, the Holder shall have and be entitled toexercise the rights of registration granted under Schedule 24 of theInvestment Agreement between the Holder and the Company dated___________, with respect to the Series A Preferred Shares issued onexercise of this Warrant and the Ordinary Shares obtained uponconversion of such Series A Preferred Shares.

Date:_________________      By:____________________
     Name:__________________
     Title:___________________

SCHEDULE 22.5

WARRANT "E"

To: Incubate This, Inc.

Date: _______________


Warrant Certificate "E"

To Purchase Series A Preferred Shares of

ORGANITECH LTD

for such consideration as detailed below

VOID AFTER 17:00 p.m. (prevailing Tel Aviv time) On the last day of the Warrant Period (defined below)


This is to certify that the holder specified above ("Holder") isentitled to purchase, subject to the provisions of this Warrant, fromOrganitech Ltd (the "Company"), at any time after the Holder invests anaggregate amount of at least Three Million Dollars US (US$3,000,000)pursuant to Warrant Certificates A through D and until the earlier of(i) twenty four (24 months) from the date of the signing of theAgreement, or (ii) the consummation of an initial public offering of theCompany's securities ("IPO"), (the "Warrant Period"), eighteen thousand(18,000) Series A Preferred Shares of the Company par value NIS 0.01(the "Warrant Shares") in consideration of the payment to the Company ofFive Million Dollars US (US$5,000,000) (the "Exercise Price"), allsubject to the terms and conditions set forth below.

For the removal of doubt, the exercise of the aforementioned Warrant EShares shall entitle the Investor to hold 7.07% of the Company'sauthorized share capital at the time of exercising the Warrant E Sharesbased on a Company value of $50,000,000 (Fifty Million USD).

1. Exercise of Warrant

(a) Exercise. Subject to the provisions hereof, this Warrant may beexercised at any time in whole during the Warrant Period. This Warrantshall be exercised by notice to the Company, and presentation andsurrender hereof to the Company at the principal office of the Company,accompanied by (i) a written notice of exercise and (ii) payment to theCompany, for the account of the Company, of the Exercise Price for thenumber of Series A Preferred Shares specified in such notice. Suchnotice shall become effective when given (the "Effective Date"),provided, however that if this Warrant is being exercised prior to the Company's Exit, such exercise may be conditioned upon the occurrence of the Exit such that if the Exit does not occur within 30 days thereafter such notice of exercise shall be deemed null and void and the void and the Warrant shall continue in full force and effect. The Exercise Pricefor the number of Series A Preferred Shares specified in the noticeshall be payable on the Effective Date, in U.S. dollars or the NISequivalent thereof, based on the Representative Rate of Exchangepublished by the Bank of Israel known as of the time of payment.

(b) Issuance of the Warrant Shares. Upon presentation and surrender ofthe notice of exercise, accompanied by the payment of the Exercise Pricemade pursuant to section 1(a), the Company shall issue promptly to theHolder the shares to which the Holder is entitled thereto.

Upon receipt by the Company of the notice of exercise, and, ifapplicable, the Exercise Price, the Holder shall be deemed to be theHolder of the shares issuable upon such exercise, notwithstanding thatthe share transfer books of the Company shall then be closed and thatcertificates representing such shares shall not then be actuallydelivered to the Holder. The Company shall pay all taxes and othercharges that may be payable in connection with the issuance of theshares and the preparation and delivery of share certificates pursuantto this Section 1 in the name of the Holder, but shall not pay any taxespayable by the Holder by virtue of the holding, issuance, exercise orsale of this Warrant by the Holder.

(c) No fractions of shares shall be issued in connection with theexercise of this Warrant, and the number of shares issued shall berounded of the nearest whole number.

(d) The Company covenants that the Series A Preferred Shares issuablehereunder, when issued and allotted in accordance with this Warrant,will be duly authorized, validly issued, fully paid, non-assessable andfree of preemptive or similar rights; will have the rights, preferencesand privileges set forth in the Corporate Documents of the Company; willbe free and clear of any Liens and duly registered in the name of theInvestor in the Company's shareholders register.

2. Reservation of shares; Preservation of Rights of Holder

The Company hereby agrees that at all times it will maintain andreserve, free from pre-emptive rights, such number of authorized butunissued Series A Preferred Shares so that this Warrant may be exercisedwithout additional authorization of Series A Preferred Shares aftergiving effect to all other warrants, options, convertible securities andother rights to acquire shares of the Company. The Company furtheragrees that it will not, by charter amendment or through reorganizationconsolidation merger, dissolution or sale of assets, or by and othervoluntary act, avoid or seek to avoid the observance or performance ofany of the covenants stipulations or conditions to be observed orperformed hereunder by the Company, or the provisions contained in theCompany's Articles of Association relating to the rights of the holdersof the Series A Preferred Shares.

3. Exchange or Loss of Warrant

Upon receipt by the Company of evidence reasonably satisfactory to it ofthe loss, theft, destruction or mutilation of this Warrant, and (in thecase of loss, theft or destruction) of reasonably satisfactoryindemnification, and upon surrender and cancellation of this Warrant, ifmutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute and additional contractual obligation on the part of the Company, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

4, Rights of the Holder

One. Without limiting the foregoing or any remedies available to theHolder, the Holder will be entitled to specific performance of theobligations hereunder, and injunctive relief against actual orthreatened violations of the obligations of any person subject to thisWarrant.

b. The Holder shall not, by virtue hereof, be entitled to any rights ofa shareholder in the Company.

5. Termination

This  Warrant  and  the  rights   conferred   hereby  shall   terminate  at  the
aforementioned time on the last day of the Warrant Period.

6. Governing Law

This Warrant shall be governed by, and interpreted in accordance with,the laws of the State of Israel, without giving effect to the rulesrespecting conflict of law, and the parties hereto irrevocably submit tothe exclusive jurisdiction of the Courts of Israel in respect of anydispute or matter arising out of or connected with this Warrant.

7. Transfer

This Warrant and the rights conferred hereby shall be transferable  bythe Holder
(1) only with the consent of the Company, which consent shallnot be unreasonably withheld; and (2) subject to limitations set forthin the Company's Articles of Association; and (3) only in whole.

8. Registration Rights

Upon exercise of this Warrant, the Holder shall have and be entitled toexercise the rights of registration granted under Schedule 24 of theInvestment Agreement, with respect to the Series A Preferred Sharesissued on exercise of this Warrant and the Ordinary Shares obtained uponconversion of such Series A Preferred Shares.

Date:_________________      By:___________________
     Name:__________________
     Title:___________________

SCHEDULE 23

GRANTS, INCENTIVES, SUBSIDIES & OCS LETTERS OF APPROVAL

SCHEDULE 24

REGISTRATION RIGHTS AGREEMENT


1. DEFINITIONS

1.1. In this Exhibit, the following expressions shall bear the meaningsset forth alongside them, insofar as such meaning does not contradictthe contents or context thereof:

(ONE)  "SHARE  PURCHASE  AGREEMENT"  - THE  INVESTMENT  AGREEMENT  TO WHICH THIS
SCHEDULE 24 IS ATTACHED;(TWO) "NEW ARTICLES" - THE ARTICLES OF ASSOCIATION SUBSTANTIALLY IN THEFORM ATTACHED AS SCHEDULE 20.1 TO THE SHARE PURCHASE AGREEMENT;(THREE) "PURCHASERS" - ALL HOLDERS OF SERIES A PREFERRED SHARES;(FOUR) "OTHER SHAREHOLDERS" - ALL SHAREHOLDERS OF THE ORDINARY SHARES OFTHE COMPANY
OTHER THAN THE PURCHASERS AT THE TIME OF A REGISTRATION OFSHARES OF THE COMPANY;(FIVE) "PURCHASERS' REGISTRABLE SECURITIES" - ALL SERIES A PREFERREDSHARES, OR SHARES INTO WHICH THE SERIES A PREFERRED SHARES WERECONVERTED; AND (II) ALL SHARES ISSUED WITH RESPECT TO SERIES A PREFERREDSHARES OR SHARES INTO WHICH THE PREFERRED SHARES A WERE CONVERTED BY WAYOF DIVIDENDS, DISTRIBUTIONS, BONUS SHARES, SHARE SPLIT, SHARE CONVERSIONOR EXERCISE OF OPTION OR WARRANT;(SIX) "OTHER SHAREHOLDERS' REGISTRABLE SECURITIES"
- (I) SHARES HELD BYTHE OTHER SHAREHOLDERS OR THEIR PERMITTED TRANSFEREES (AS DEFINED IN THENEW ARTICLES), OTHER THAN PURCHASERS' REGISTRABLE SECURITIES, AND
(II)ANY SECURITIES ISSUED OR ISSUABLE WITH RESPECT TO ALL SHARES HELD BY THEOTHER SHAREHOLDERS OR ANY OF THEIR PERMITTED TRANSFEREES, OTHER THANPURCHASERS' REGISTRABLE SECURITIES, BY WAY OF DIVIDENDS, DISTRIBUTIONS,BONUS SHARES, SHARE SPLIT, SHARE CONVERSION OR EXERCISE OF OPTION ORWARRANT;(SEVEN) "REGISTRABLE SECURITIES" - PURCHASERS' REGISTRABLE SECURITIESAND OTHER
SHAREHOLDERS' REGISTRABLE SECURITIES;(EIGHT) THE TERM "SECURITIES ACT" - THE U.S. SECURITIES ACT OF 1933, ASAMENDED;(NINE) THE TERM "REGISTRATION" - REGISTRATION UNDER THE SECURITIES ACT.

1.2. Any expression which is not defined in Section 1.1 above shall bearthe meaning set forth in the Share Purchase Agreement, insofar as suchmeaning does not contradict the contents or context thereof

1.3. As to any particular Registrable Securities, such securities willcease to be Registrable Securities when they have been effectivelyregistered under the Securities Act and/or any other applicablesecurities law.

2. DEMAND REGISTRATION

2.1. Request for Registration. Subject to the terms hereof, and provided any securities of the Company are publicly traded over the counter or onany recognized stock exchange in the United States, the holders of 50%or more of the Purchasers' Registrable Securities may requestregistration under the Securities Act of the Registrable Securities (a"Demand Registration"). Such holders of the Purchasers' RegistrableSecurities will be entitled to two Demand Registrations, commencing on the expiry of any "lock-up" period restricting the sale of theRegistrable Securities as may be required by the Company's underwriter,which lock-up period should in no event be longer than 180 daysfollowing the public offering of any securities of the Company over thecounter or on any recognized stock exchange in the United States. If theholders initiating the registration request hereunder (the "InitiatingHolders") intend to distribute the Registrable Securities covered bytheir request by means of an underwriting, they shall advise the Companyas part of their request. The underwriters shall be selected by majorityin interest of the Initiating Holders and shall be reasonably acceptableto the Company.

2.2. Whenever required to register any of its securities under theSecurities Act pursuant to this Section 2.2 the Company will givewritten notice, delivered at least 20 days prior to the initial filingof a registration statement with the Securities and Exchange Commission,to the holders of Registrable Securities, of the Company's intention toeffect such a registration and, subject to the priority provisions ofSection 2.3, will include in such registration all the RegistrableSecurities with respect to which the Company has received writtenrequests for inclusions therein within 20 days after the Company givessuch notice.

2.3. If the managing underwriters in a Demand Registration advise theCompany in writing that in their opinion the number of Securitiesrequested to be included in such registration exceeds the number thatcan be sold in such offering without adversely affecting suchunderwriters' ability to effect an orderly distribution of suchSecurities, the Company will include in such registration RegistrableSecurities according to the following order: (i) first, the number ofPurchasers' Registrable Securities requested to be included that, in theopinion of such underwriters, can be sold, pro rata among the respectiveholders on the basis of the number of Purchasers' Registrable Securitiesthen owned by each such holder; (ii) second, if the managingunderwriters allow the registration of additional securities, the numberof Other Shareholders' Registrable Securities requested to be includedthat, in the opinion of such underwriters, can be sold, pro rata
amongthe   respective   holders   on  the   basis   of  the   number   of  Other
Shareholders'Registrable Securities then owned by each such holder; and (iii) third,if the managing underwriters allow the registration of additionalsecurities, other securities of the Company. In any event, allRegistrable Securities must be included in such registration prior toany other shares of the Company.

2.4. Shelf Registrations. From such time as the Company becomes eligibleto file an F-3 "Shelf" Registration, the Company shall, at the requestof the holders of a majority of the Purchasers' Registrable Securities,file a shelf registration with the Securities and Exchange Commission,and the Company will maintain the effectiveness of such registrationstatement and will take all necessary action to allow its continued useby the holders of the Registrable Securities, including the timelyfiling of all required reports under the Securities Act.

2.5. The Company may not cause any other registration of securities forsale for its own account (other than a registration effected solely toimplement an employee benefit plan) to be initiated and to becomeeffective less than 120 days after the effective date of anyregistration requested pursuant to Section 2.1.

3. PIGGYBACK REGISTRATIONS

3.1. Right to Piggyback. Whenever the Company proposes to register anyof its securities under the Securities Act (other than pursuant to (i) aregistration primarily for sales of shares or options to employees ofthe Company; or (ii) a Demand Registration), and the registration formto be used is suitable for the registration of the RegistrableSecurities (a "Piggyback Registration") (it being understood that FormS-8 and Form F-4 may not be used for such purposes), the Company willgive written notice, delivered at least 20 days prior to the initialfiling of a registration statement with the Securities and ExchangeCommission, to the holders of Registrable Securities, of the
Company'sintention   to  effect  such  a  registration   and,   subject  to  the
priorityprovisions of Section 3.2, will include in such registration all theRegistrable Securities with respect to which the Company has receivedwritten requests for inclusions therein within 20 days after the Companygives such notice.

3.2. Priority on Piggyback Registrations. If a Piggyback Registration isan underwritten offering of Company's Securities and the managingunderwriters advise the Company in writing that in their opinion thenumber of Securities requested to be included in such registrationexceeds the number that can be sold in such offering without adverselyaffecting such underwriters' ability to effect an orderly distributionof such Securities, the Company will include in such registrationRegistrable Securities according to the following order: (i) first, theCompany's Securities; (ii) second, if the managing underwriters allowthe registration of additional securities, the number of Purchasers'Registrable Securities requested to be included that, in the opinion ofsuch underwriters, can be sold, pro rata among the respective holders onthe basis of the number of Purchasers' Registrable Securities then ownedby each such holder; and (iii) third, if the managing underwriters allowthe registration of additional securities, the number of OtherShareholders' Registrable Securities requested to be included that, inthe opinion of such underwriters, can be sold, pro rata among therespective holders on the basis of the number of Other
Shareholders'Registrable Securities then owned by each such holder. In any event, allRegistrable Securities must be included in such registration prior toany other shares of the Company, except for the shares to be issued bythe Company to the public.

4. REGISTRATION PROCEDURES

Whenever the holders of Registrable Securities have requested that anyRegistrable Securities be registered pursuant to this Exhibit, theCompany will use its best efforts to effect the registration with theproper authorities in the United States and Israel and the sale of suchRegistrable Securities in accordance with the intended method ofdisposition thereof and to list such shares on the stock exchange orover the counter market on which the Company's shares are then trading.In connection therewith, the Company will make available for inspectionby any seller of Registrable Securities, and any attorney, accountant,or any other agent retained in connection with such a registration, allpertinent financial and other records, other pertinent corporatedocuments and properties of the Company, and cause the Company'srespective officers, directors, and employees to supply all informationreasonably requested by such seller, attorney, accountant, or agent inconnection with such registration statement.


5. REGISTRATION EXPENSES

The Company shall be responsible for all registration expenses incurredin connection with the transactions described in Sections 2 and 3,including the reasonable fees of one legal counsel for the holders ofRegistrable Securities, to be selected by the holders of a majority ofthe Registrable Securities participating in the registration.Registration expenses include all expenses incident to the Company'sperformance of, or compliance with, this Exhibit with respect to anyDemand Registration (whether or not the registration has becomeeffective or such registration is counted as a Demand Registration) orPiggyback Registration, including without limitation expenses incurredin connection with the preparation of the prospectus. Notwithstandingthe foregoing, however, all underwriters' commissions in respect of thesale of Registrable Securities shall be paid by the sellers, pro rata,in accordance with the number of shares sold in the offering.

6. PRECONDITIONS TO PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

No holder of Registrable Securities may participate in any underwrittenregistration hereunder unless such person (i) agrees to sell suchperson's securities on the basis provided in any customary underwritingarrangements; and (ii) provides any relevant information and completesand executes all questionnaires, powers of attorney, indemnities,underwriting agreements, and other documents required under the terms ofsuch underwriting arrangements.

7. RULE 144

With a view to making available the benefits of Rule 144 under theSecurities Act (or similar rule then in effect) available to the holdersof Registrable Securities, after the initial public offering of anySecurities of the Company over the counter or on any recognized stockexchange in the United States, the Company shall:

7.1. Make and keep available adequate current public information withrespect to the Company within the meaning of Rule 144(c) under theSecurities Act (or similar rule then in effect);

7.2. Furnish to any holder of Registrable Securities forthwith uponrequest (i) a written statement by the Company as to its compliance withthe informational requirements of Rule 144(c) (or similar rule then ineffect); (ii) a copy of the most recent annual or quarterly report ofthe Company; and (iii) such other information as may be reasonablyrequested in availing any holder of Registrable Securities of any ruleor regulation of the SEC which permits the selling of any suchsecurities without registration and pursuant to such form.

7.3. Comply with all other necessary filings and other requirements soas to enable the holders of Registrable Securities to sell RegistrableSecurities under Rule 144 under the Securities Act (or similar rule thenin effect).

7.4. If in the opinion of counsel for the Company, any holder ofRegistrable Securities is able to sell all of the Registrable Securitiesheld by it at that time in a three-month period pursuant to Rule 144 ofthe Securities Act, the Company will not be required to register suchsecurities, notwithstanding anything herein to the contrary.

8. INDEMNIFICATION AND CONTRIBUTION

8.1. Company Indemnity. The Company shall indemnify and hold harmlesseach holder of Registrable Securities and each of such holder'sofficers, directors, employees, legal counsel and accountants, from andagainst any and all losses, claims, damages, liabilities, and charges,joint or several ("Claims"), to which any of them may be subject underthe Securities Act or any other statute (whether U.S. or Israeli) or atcommon law, insofar as such Claims arise out of, are based upon, or arein connection with (i) any untrue statement of any material factcontained in any registration statement or prospectus under which
suchSecurities were sold, or (ii) any omission to state therein a materialfact required to be stated therein or necessary to make the statementstherein not misleading, or (iii) any other violation by the Company ofthe Securities Act or any state or foreign jurisdiction securities lawsin connection with each such registration, and shall reimburse each suchperson entitled to indemnification for any legal or other expensesreasonably incurred by such person in connection with investigating ordefending any such Claim, as and when such expense are incurred;provided, however, that the Company shall not be liable to any suchperson in any such case to the extent that any such claim arises out ofor is based upon any untrue statement or omission made in suchregistration statement or prospectus in reliance upon and in conformitywith written information furnished to the Company by such person and/orany person acting on its behalf.

8.2. Other Shareholders Indemnity. Each holder of Registrable Securitiesshall severally indemnify and hold harmless the Company, each of itsofficers, directors, employees, legal counsel, and accountants, from andagainst any and all Claims, to which any of them may be subject underthe Securities Act or any other statute (whether U.S. or Israeli) or inCommon law, insofar a such Claims arise out of, are based upon or are inconnection with (i) any untrue statement of material fact contained inany registration statement or prospectus under which such Securitieswere sold, or (ii) any omission to state therein a material factrequired to be stated therein or necessary to make the statementstherein not misleading, or (iii) any other violation by the Company ofthe Securities Act or any state or foreign jurisdiction securities lawsin connection with any registration, and shall reimburse each suchperson entitled to indemnification for any legal or other expensesreasonably incurred by such person in connection with investigating ordefending any such Claim, as and when such expenses are incurred;provided, however, that the aforesaid indemnity shall only apply wheresuch Claim or violation results from and/or reliance upon and inconformity with written information furnished to the Company by suchholder of Registrable Securities and/or any person acting on its ortheir behalf. In no event shall a holders of Registrable Securities beliable under this section for any amount in excess of the total netproceeds received by such holder of Registrable Securities in connectionwith the offering related to the registration giving rise to such claim.

8.3. Indemnity Procedure. Promptly after receipt by a holder ofRegistrable Securities (the "Indemnitee") or the Company of notice ofthe commencement of any action, proceeding, or investigation in respectof which indemnity may be sought as provided above, such party shallnotify the party from whom indemnification is claimed (the"Indemnitor"). The Indemnitor shall promptly assume the defense of theIndemnitee with counsel reasonably satisfactory to such Indemnitee, andthe fees and expenses of such counsel shall be at the sole cost andexpense of the Indemnitor. The Indemnitee will cooperate with theIndemnitor in the defense of any action, proceeding, or investigationfor which the Indemnitor assumes the defense. The Indemnitor shall notbe liable for the settlement by the Indemnitee of any action, proceedingor investigation effected without its consent, which consent shall notbe unreasonably withheld. The Indemnitor shall not enter into anysettlement in any action, suit, or proceeding to which the Indemnitee isa party, unless such settlement includes a general release of theIndemnitee with no payment by the Indemnitee of consideration andwithout an admission of liability.

8.4. Contribution. If the indemnification provided for above is held bya court of competent jurisdiction to be unavailable to an Indemniteewith respect to any loss, liability, claim, damage, or expense referredto therein, then the Indemnitor, in lieu of indemnifying such Indemniteehereunder, shall contribute to the amount paid or payable by suchIndemnitee as a result of such loss, liability, claim, damage, orexpense in such proportion as is appropriate to reflect the relativefault of the Indemnitor on the one hand and of the Indemnitee on theother in connection with the statements or omissions that resulted insuch loss, liability, claim, damage, or expense as well as any otherrelevant equitable considerations. The relative fault of the Indemnitorand of the Indemnitee shall be determined by reference to, among otherthings, whether the untrue or alleged untrue statement of a materialfact or the omission to state a material fact relates to informationsupplied by the Indemnitor or by the Indemnitee and the parties'relative intent, knowledge, access to information, and opportunity tocorrect or prevent such statement or omission.8.5. Notice. The parties agree promptly to notify each other of thecommencement of any litigation or proceedings against the Company or anyof its officers or directors in connection with the sale of anyRegistrable Securities or any preliminary prospectus or registrationstatement relating to any sale of any Registrable

Securities, or of anyother litigation or proceedings to which this Section 8 is applicable ofwhich they became aware.

9. ASSIGNMENT OF REGISTRATION RIGHTS

The rights to cause the Company to register Registrable Securitiespursuant hereto may be assigned (but only with all related obligations)by a holder of Registrable Securities to a transferee or assignee ofsuch securities, provided:
(a) the Company is, within a reasonable timeafter such transfer, furnished with written notice of the name andaddress of such transferee or assignee and the securities with respectto which such registration rights are being assigned; (b) suchtransferee or assignee agrees in writing to be bound by and subject tothe terms and conditions of this Exhibit; and (c) such assignment shallbe effective only if immediately following such transfer the furtherdisposition of such securities by the transferee or assignee isrestricted under the Act. For the purposes of determining the number ofshares of Registrable Securities held by a transferee or assignee, theholdings of transferees and assignees of a partnership who are partnersor retired partners of such partnership (including spouses andancestors, lineal descendants and siblings of such partners or spouseswho acquire Registrable Securities by gift, will or intestatesuccession) shall be aggregated together and with the partnership.

10. LOCK-UP

In any registration of the Company's shares, all holders of RegistrableSecurities agree that any sales of Registrable Securities may be subjectto a "lock-up" period restricting such sales for up to one hundred andeighty (180) days. All holders will agree to abide by such customary"lock-up" period of up to one hundred and eighty (180) days as isrequired by the underwriter in a registration under Section 3 of thisExhibit. All holders who do not participate in a demand registrationwill agree to abide by such customary "lock-up" period of up to onehundred and eighty (180) days as is required by the underwriter in ademand registration under Section 2.1 of this Exhibit, provided,however, that all officers and directors of the Company agree to asimilar lock-up with respect to any securities held by them.

11. OTHER REGISTRATION RIGHTS

(One) With regard to any registration of the Company's securitiescovered herein, the Company shall provide at least 15 days' writtennotice to the Other Shareholders prior to the initial filing of aregistration statement, and subject to the following conditions, theCompany will include in such registration all of the Ordinary Shares ofsuch Other Shareholders with respect to which the Company has receivedwritten requests for inclusion therein within 10 days after the Companygives such notice. The foregoing Other Shareholder registration right issubject to the following: (i)_the total amount of Other Shareholders'Ordinary Shares included in a Company registration pursuant to thisSection shall not exceed twenty percent (25%) of the total number ofshares of selling shareholders of the Company registered in suchregistration, and (ii) the provisions of this Section shall not apply tothe Ordinary Shares of any Other Shareholder who will be entitledpursuant to Rule 144 to sell such shares within six months of theinitial filing of such registration statement.

(Two) Unless approved by the holders of the majority of the Purchasers'Registrable Securities, the Company shall not grant registration rightswith respect to any securities of the Company that might derogate fromthe rights granted to the holders of the Registrable Securities pursuantto this Exhibit.

12. TERMINATION OF REGISTRATION RIGHTS

Except as otherwise provided herein, all registration rights, containedherein shall expire after four years following the Company's initialpublic offering on any recognized stock exchange in the United States oron NASDAQ. Notwithstanding the above, the provisions of Section 8 hereofshall survive any termination of the registration rights containedherein.

13. SURVIVAL

The obligations of the Company and holders of Registrable Securitieshereunder, including, without limitation, those obligations underSections 8 and 5 shall survive the completion of any offering ofRegistrable Securities hereunder and otherwise.






025(vers 2) Organitech 19.6